Exhibit 10.27(a)

Vertical Horizons, Ltd.

as Buyer

and

Bank of Utah

not in its individual capacity but solely as security trustee as Security Trustee

and

Airbus S.A.S.

as Airbus

Step-in Agreement

Five (5) Airbus A320neo Aircraft and nine (9) Airbus A321ceo Aircraft

Execution Version

Contents

1.	INTERPRETATION	2

2.	REPRESENTATIONS AND WARRANTIES	12

3.	ASSUMPTION AND AGREEMENT	14

4.	UNDERTAKINGS OF THE BUYER	15

5.	UNDERTAKINGS OF THE SECURITY TRUSTEE	16

6.	UNDERTAKINGS OF AIRBUS	18

7.	RIGHTS FOLLOWING SERVICE OF STEP-IN NOTICE	21

8.	AIRBUS OPTION	23

9.	LIABILITY OF THE PARTIES	24

10.	TERMINATION OF THE RELEVANT RIGHTS	24

11.	INDEMNITIES	26

12.	ONWARD TRANSFER OF RIGHTS	27

13.	NOTICES	28

14.	CONFIDENTIALITY	29

15.	PROVISIONS SEVERABLE	30

16.	AMENDMENTS	30

17.	FURTHER ASSURANCE	30

18.	THIRD PARTY RIGHTS	30

19.	ENTIRE AGREEMENT	30

20.	COUNTERPARTS	31

21.	CAPE TOWN CONVENTION	31

22.	GOVERNING LAW AND JURISDICTION	31

23.	SERVICE OF PROCESS	31

24.	LIMITED RECOURSE	32

25.	LIMITATION OF SECURITY TRUSTEE LIABILITY	32

STEP-IN AGREEMENT

Dated 23 December 2014

Between:

(1)	Vertical Horizons, Ltd., a company incorporated pursuant to the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1 9005, Cayman Islands (the Buyer);

(2)	Bank of Utah, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the Security Trustee); and

(3)	Airbus S.A.S., registered in France and having its registered office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, France (Airbus).

Recitals:

(A)	Pursuant to (a) the A320 Purchase Agreement, Airbus has agreed to sell and Frontier has agreed to purchase and take delivery of the A320 Aircraft and (b) the A321 Purchase Agreement, Airbus has agreed to sell and Frontier has agreed to purchase and take delivery of the A321 Aircraft.

(B)	Pursuant to the Assignment and Assumption Agreement, certain rights and obligations of Frontier in respect of the A320 Aircraft and the A321 Aircraft were transferred by Frontier to the Buyer.

(C)	Pursuant to (a) the Assigned A320 Purchase Agreement, Airbus has agreed to sell and the Buyer has agreed to purchase and take delivery of the A320 Aircraft and (b) the Assigned A321 Purchase Agreement, Airbus has agreed to sell and the Buyer has agreed to purchase and take delivery of the A321 Aircraft.

(D)	Pursuant to the PDP Loan Agreement, the Lenders have agreed to make available to the Buyer certain facilities on the terms and conditions contained in the PDP Loan Agreement for the purposes of refinancing and financing the Pre-Delivery Payments paid or payable (as the case may be) to Airbus in relation to the Aircraft.

(E)	It is a condition of the disbursement of funds under the PDP Loan Agreement that the parties enter into this Agreement which sets out the terms and conditions upon which Airbus agrees to grant and the Security Trustee agrees to assume the Relevant Rights and perform the Relevant Obligations in each case in respect of the Aircraft.

It is agreed as follows:

1.	Interpretation

1.1	In this Agreement (including the Recitals), unless the context otherwise requires or unless otherwise defined or provided for in this Agreement, the following words and expressions shall have the respective meanings ascribed to them:

A320 Aircraft means, as the context requires, all or any of the A320 Airframes, together with the Engines and the Manuals and Technical Records relating respectively thereto.

A320 Airframes means, as the context requires, all or any of the five (5) Airbus A320neo aircraft which are the subject of this Agreement and bearing CAC-IDs ***** together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.

A320 Purchase Agreement means the A320neo aircraft purchase agreement dated 30 September 2011, as amended and supplemented from time to time (but excluding any letter agreements entered into from time to time in relation thereto), between Airbus (as seller) and Frontier (as buyer) with respect to, inter alia, the A320 Aircraft (Frontier having acquired the rights and obligations of Republic Airways Holdings, Inc. thereunder pursuant to an assignment and assumption agreement dated 6 November 2013 between Republic Airways Holdings, Inc., Frontier and Airbus).

A321 Aircraft means, as the context requires, all or any of the A321 Airframes, together with the Engines and the Manuals and Technical Records relating respectively thereto.

A321 Airframes means, as the context requires, all or any of the nine (9) Airbus A321ceo aircraft which are the subject of this Agreement and bearing CAC-IDs ***** together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.

A321 Purchase Agreement means the A321ceo aircraft purchase agreement dated 31 October 2014, as amended and supplemented from time to time (but excluding any letter agreements entered into from time to time in relation thereto), between Airbus (as seller) and Frontier (as buyer) with respect to the A321 Aircraft.

Affected Aircraft has the meaning given to it in paragraph (a) of Clause 6.8.

Affected Amounts has the meaning given to it in paragraph (a) of Clause 6.8.

Affiliate means, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person or any of the member companies of the same group as such person, as the case may be.

Agreement means this Agreement and all schedules, appendices, exhibits and annexes hereto as the same may be amended or supplemented from time to time.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Airbus Termination Event means (i) the occurrence of any event or the existence of any circumstance which entitles Airbus to terminate or cancel all or any part of either Assigned Purchase Agreement; or (ii) any breach by Frontier or Frontier Holdings of its obligations under the Guarantee executed by it that are, in the opinion of Airbus (acting reasonably), material.

Airbus Termination Event Notice means a notice served by Airbus in accordance with clause 6.4(a).

Aircraft means, together, the A320 Aircraft and the A321 Aircraft.

Assigned A320 Purchase Agreement means the A320 Purchase Agreement, as and to the extent assigned to and assumed by the Buyer pursuant to the Assignment and Assumption Agreement and as amended and restated by the Assignment and Assumption Agreement.

Assigned A321 Purchase Agreement means the A321 Purchase Agreement, as and to the extent assigned to and assumed by the Buyer pursuant to the Assignment and Assumption Agreement and as amended and restated by the Assignment and Assumption Agreement.

Assigned Purchase Agreements means, together, the Assigned A320 Purchase Agreement and the Assigned A321 Purchase Agreement (each, an Assigned Purchase Agreement).

Assignment and Assumption Agreement means the assignment and assumption agreement in respect of the A320 Purchase Agreement (to the extent relating to the A320 Aircraft) and the A321 Purchase Agreement dated on or about the date of this Agreement and entered into between Airbus, Frontier and the Buyer.

BFE Transfer Documents means, in respect of a Relevant Aircraft:

(a)	a BFE bill of sale pursuant to which full legal and beneficial title to the BFE free and clear of all Encumbrances is transferred to Airbus; and

(b)	a BFE indemnity letter including an acknowledgement that Airbus accepts no responsibility for the condition of the BFE and an indemnity in favour of Airbus for any Losses suffered or incurred by Airbus as a consequence of Airbus acquiring title to the BFE and/or transferring title to such BFE, in each case in a form and substance reasonably satisfactory to Airbus issued by the Buyer and/or the Security Trustee.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for business in Toulouse, London (only in respect of determining LIBOR) and New York.

Buyer Furnished Equipment and BFE means all the items of equipment that are furnished by or on behalf of the Buyer and/or the Security Trustee in respect of a Relevant Aircraft and installed on such Relevant Aircraft by Airbus on or prior to the Delivery Date applicable to that Relevant Aircraft.

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Cape Town Convention means the Convention on International Interests in Mobile Equipment and its Protocol on Matters specific to Aircraft Equipment concluded in Cape Town on 16 November 2001.

Certificate of Acceptance means in respect of a Relevant Aircraft, a certificate of acceptance relating to such Relevant Aircraft in the form set out in the applicable Assigned Purchase Agreement or the applicable Replacement Purchase Agreement.

Decision Date means, with respect to any Relevant Aircraft, the date falling thirty (30) days after the occurrence of a Step-In Event *****.

Delivery, with respect to any Relevant Aircraft:

(a)	with regard to any time prior to a Step-In, means the delivery of such Relevant Aircraft by Airbus to (i) the Buyer or its assignee pursuant to the terms and conditions set out in the applicable Assigned Purchase Agreement or (ii) Frontier pursuant to the terms and conditions set out in the applicable Re-Assigned Purchase Agreement; and

(b)	with regard to any time after a Step-In, means the delivery of such Relevant Aircraft by Airbus to the “Buyer” or its assignee pursuant to the terms and conditions set out in the applicable Replacement Purchase Agreement.

Delivery Date means, in relation to each Relevant Aircraft, the date on which title to such Relevant Aircraft is transferred to the “Buyer” or its assignee under, and in accordance with the provisions of, the applicable Assigned Purchase Agreement, the applicable Re-Assigned Purchase Agreement or the applicable Replacement Purchase Agreement.

Encumbrance means:

(a)	any mortgage, charge, pledge, assignment, title retention, lien or other encumbrance securing any obligation of any person or any other agreement or arrangement having a similar effect; or

(b)	any agreement or arrangement giving effect to any of the foregoing.

Engines means:

(a)	with respect to an A320 Airframe, collectively the set of two (2) CFM International LEAP-X1A26 engines attached to such A320 Airframe on the Delivery Date of such A320 Airframe; and

(b)	with respect to an A321 Airframe, collectively the set of two (2) CFM International CFM56-5B3/3 engines attached to such A321 Airframe on the Delivery Date of such A321 Airframe.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Facility Acceleration Event means, by reason of the occurrence of a Loan Event of Default, the exercise by the Facility Agent of its rights under the PDP Loan Agreement to declare all amounts outstanding under the PDP Loan Agreement to be immediately due and payable.

Facility Agent means Citibank, N.A. as facility agent for and on behalf of the Lenders.

Final Price means the Final Price as defined in the applicable Assigned Purchase Agreement or the applicable Replacement Purchase Agreement.

Finance Parties means the Security Trustee, the Facility Agent and the Lenders and Finance Party means any one of them.

Financed Pre-Delivery Payments means, in relation to a Pre-Delivery Payment, the amount equal to that Pre-Delivery Payment or that part of that Pre-Delivery Payment which has been financed or refinanced or is to be financed or refinanced by the Lenders pursuant to the PDP Loan Agreement (whether or not initially paid by the Buyer) as set out (i) in the case of the A320 Aircraft, in column 3 of Part A of Schedule 1 and (ii) in the case of the A321 Aircraft, in column 3 of Part B of Schedule 1 and Financed Pre-Delivery Payment means any one (1) such payment.

Frontier means Frontier Airlines, Inc., a corporation incorporated and existing under the laws of the State of Colorado, the United States of America.

Frontier Holdings means Frontier Airlines Holdings, Inc., a corporation incorporated and existing under the laws of the State of Delaware, the United States of America.

Guarantees means, together:

(a)	the guarantee and indemnity dated on or about the date of this Agreement between Frontier as guarantor and Airbus as beneficiary pursuant to which Frontier has agreed, amongst other things, to guarantee to Airbus the due and punctual performance by the Buyer of all of its obligations owed to Airbus under each Relevant Document to which it is a party; and

(b)	the guarantee and indemnity dated on or about the date of this Agreement between Frontier Holdings as guarantor and Airbus as beneficiary pursuant to which Frontier Holdings has agreed, amongst other things, to guarantee to Airbus the due and punctual performance by the Buyer of all of its obligations owed to Airbus under each Relevant Document to which it is a party,

(each, a Guarantee).

Indemnitees has the meaning given to that term in Clause 11.

Insolvency Event means, in relation to a person, the occurrence of any of the following:

(a)	such person is unable or admits inability to pay its debts as they fall due or suspends making payments on all or a substantial part of its debts;

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(b)	a moratorium or other protection from its creditors is declared or imposed in respect of all or a substantial part of the indebtedness of such person;

(c)	any corporate action on the part of such person is, or legal proceedings are, taken (including the making of an application, the presentation of a petition, the filing or service of a notice or the passing of a resolution) in relation to:

(i)	the suspension of all or a substantial part of the payments, a moratorium of all or a substantial part of the indebtedness, winding-up, dissolution or administration of such person save, in the case of a winding-up, a winding-up petition which is discharged, stayed or dismissed within thirty (30) days of its presentation;

(ii)	the appointment of a liquidator, supervisor, receiver, administrative receiver, administrator, compulsory manager, trustee or other similar officer in respect of such person or all or a substantial part of the assets of such person; or

(d)	any expropriation, attachment, sequestration, distress or execution affects all or a substantial part of the assets of such person; or

(e)	any analogous event or circumstance to those described in paragraphs (a) to (d) above occurs in any jurisdiction.

International Registry means the registry established pursuant to the Cape Town Convention.

Lenders means the banks and financial institutions which are party to the PDP Loan Agreement as lenders from time to time, being as at the date of this Agreement, Citibank, N.A.

Letter of Release means a letter of release in the form set out in Schedule 2.

LIBOR has the meaning given to that term in the PDP Loan Agreement (as set out in Appendix B hereto).

Loan Event of Default has the meaning given to the term Event of Default in the PDP Loan Agreement (a complete list of which Events of Default as at the date hereof are set out in Appendix A) *****.

Losses includes all losses, payments, damages, liabilities, claims, proceedings, actions, penalties, fines, duties, taxes, fees, rates, levies, charges, demands or other sanctions of a monetary nature, insurance premiums, judgements, costs and expenses.

Manuals and Technical Records means together, those records, logs, manuals, technical data and other materials and documents relating to each Relevant Aircraft, as shall be delivered pursuant to the applicable Assigned Purchase Agreement or the applicable Replacement Purchase Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Material Event of Default means:

(a)	***** the occurrence of an Insolvency Event in respect of the Buyer; or

(b)	the occurrence of the Loan Event of Default set out in paragraph (a) (Non Payment) of Appendix A,*****; or

(c)	the occurrence of a Facility Acceleration Event.

Material Event of Default Notice means a written notice from the Security Trustee given to Airbus in accordance with the provisions of Clause 5.5.

Non-Financed Pre-Delivery Payments means in relation to a Pre-Delivery Payment, the amount equal to that Pre-Delivery Payment or that part of that Pre-Delivery Payment which has been paid or is to be paid by the Buyer (and which has not been financed or refinanced by the Lenders under the PDP Loan Agreement) as set out (i) in the case of the A320 Aircraft, in column 4 of Part A of Schedule 1 and (ii) in the case of the A321 Aircraft, in column 4 of Part B of Schedule 1 and Non-Financed Pre-Delivery Payment means any one (1) such payment.

Notice means, with respect to a Relevant Aircraft:

(a)	a Step-in Notice; or

(b)	a Letter of Release

as the case may be, in each case relating to such Relevant Aircraft.

Option means, in relation to any Relevant Aircraft, the option granted to Airbus pursuant to Clause 8.1.

Option Date means, in respect of an Option, the date upon which Airbus pays the Option Price to the Facility Agent.

Option Period means, in relation to any Relevant Aircraft, the period commencing on the date of the occurrence of a Step-In Event and ending on the date falling ***** after service by the Security Trustee of a Step-In Notice relating to that Relevant Aircraft.

Option Price means, in respect of a Relevant Aircraft, an amount equal to the aggregate of:

(a)	all of the Financed Pre-Delivery Payments actually received by Airbus in respect of such Relevant Aircraft at the commencement of the relevant Option Period (without prejudice to Clause 11.2); and

(b)	interest on the amount referred to in paragraph (a) above calculated at the rate of *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Part means an appliance, component, part, instrument, accessory, furnishing or other equipment of any nature, excluding any Buyer Furnished Equipment and the Engines, which is installed in, attached to or supplied with a Relevant Aircraft on the Delivery Date thereof.

PDP Advance means, in respect of a Relevant Aircraft, an advance of funds by the Facility Agent under the PDP Loan Agreement for the purposes of financing or re-financing a Pre-Delivery Payment which is due and payable or which has been paid under the applicable Assigned Purchase Agreement.

PDP Loan Agreement means the PDP loan agreement dated on or about the date of this Agreement made between the Buyer, as borrower, the Lenders, the Security Trustee and the Facility Agent relating to the financing and/or refinancing of certain Pre-Delivery Payments in respect of the Aircraft.

PDP Loan Margin means *****.

PDP Payment Dates means, in respect of each Aircraft, the dates when Pre-Delivery Payments are due as set out (i) in the case of the A320 Aircraft, in column 1 of Part A of Schedule 1 and (ii) in the case of the A321 Aircraft, in column 1 of Part B of Schedule 1 and PDP Payment Date means any one (1) such date.

Permitted Transferee means, any person to whom the Security Trustee intends to transfer the benefit and burden of the corresponding Relevant Rights and/or Relevant Obligations in accordance with this Agreement who has been approved in writing by Airbus (such approval not to be unreasonably withheld or delayed), it being agreed and acknowledged by the Security Trustee that Airbus shall be entitled to withhold its approval in respect of any person which is:

(a)	a person to whom it is illegal for Airbus to sell an aircraft or a party with which Airbus is prohibited by applicable law or regulation from doing business; or

(b)	a special purpose company or similar entity (unless such special purpose company or other entity has been guaranteed to the satisfaction of Airbus (acting reasonably) by an entity that otherwise satisfies the definition of a Permitted Transferee);

(c)	an airframe manufacturer or an engine manufacturer, or an entity directly or indirectly controlled by an airframe manufacturer or an engine manufacturer, or an Affiliate of any such persons; or

(d)	a person with which Airbus (acting reasonably) objects to doing business, either (i) by reason of the occurrence of a contractual or non-contractual dispute with that person or (ii) by reason of the default by such person or any of its Affiliates in the performance of any material obligation owed to Airbus under any contract; or

(e)	subject to or, in the reasonable opinion of Airbus, is likely to become the subject of an Insolvency Event prior to the Delivery of any Relevant Aircraft.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Pre-Delivery Payments means, in respect of each Aircraft, the amounts paid or payable by the Buyer under the applicable Assigned Purchase Agreement (such payments being the pre-delivery payments paid or payable under the applicable Purchase Agreement, as assigned to the Buyer) on specified dates, each as more particularly set out (i) in the case of the A320 Aircraft, in column 2 of Part A of Schedule 1 and (ii) in the case of the A321 Aircraft, in column 2 of Part B of Schedule 1 and Pre-Delivery Payment means any one (1) such payment.

Purchase Agreements means, together, the A320 Purchase Agreement and the A321 Purchase Agreement (each, a Purchase Agreement).

Re-Assigned Purchase Agreement means:

(a)	in relation to the A320 Aircraft, the Assigned A320 Purchase Agreement, as re-assigned to and assumed by Frontier pursuant to the Re-Assignment and Assumption Agreement; and

(b)	in relation to the A321 Aircraft, the Assigned A321 Purchase Agreement, as re-assigned to and assumed by Frontier pursuant to the Re-Assignment and Assumption Agreement.

Re-Assignment and Assumption Agreement means the re-assignment and re-assumption agreement in respect of each Assigned Purchase Agreement dated on or about the date of this Agreement and entered into between Frontier, the Buyer and Airbus with respect to the re-assignment to Frontier and re-assumption by Frontier of rights, interests, obligations and liabilities under each Assigned Purchase Agreement in respect of the Relevant Aircraft (as defined therein).

Re-Assignment Event has the meaning given to that term in the Re-Assignment and Assumption Agreement.

Relevant Aircraft means any Aircraft in respect of which a PDP Advance has been made.

Relevant Documents means this Agreement, the Assignment and Assumption Agreement, each Assigned Purchase Agreement, the Re-Assignment and Assumption Agreement, each Re-Assigned Purchase Agreement, each Guarantee and the Security Assignment (and, individually, each a Relevant Document).

Relevant Obligations means, in respect of a Relevant Aircraft, collectively:

(a)	the obligations of the Security Trustee under this Agreement;

(b)	the obligations of the “Buyer” under the applicable Replacement Purchase Agreement (including the obligation to pay the Final Price to Airbus); and

(c)	the obligation of the Security Trustee after a Step-In and prior to Delivery to provide to Airbus a duly executed BFE Indemnity Letter in a form consistent with Airbus’ then standard practice, having regard to the circumstances.

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Relevant Rights means, in respect of a Relevant Aircraft, collectively:

(a)	the right to Step-In in accordance with this Agreement;

(b)	the right to receive from Airbus in accordance with the terms and conditions set out in the applicable Replacement Purchase Agreement any payment or repayment of an amount equal to or in respect of any part of any Pre-Delivery Payments received by Airbus *****; and

(c)	the right to require Airbus in accordance with the terms and conditions set out in the applicable Replacement Purchase Agreement to apply an amount equal to any such Pre-Delivery Payments relating to such Relevant Aircraft and received by Airbus and which have not pursuant to a final, non-appealable judgement been repaid by Airbus to the Buyer or any claimant acting through the Buyer (without prejudice to Clause 11.2), in partial satisfaction of the Final Price.

Replacement A320 Purchase Agreement means, following a Step-In, the aircraft purchase agreement relating to each of the Step-In Aircraft that is an A320 Aircraft, in the form set out in Part A of Schedule 4.

Replacement A321 Purchase Agreement means, following a Step-In, the aircraft purchase agreement relating to each of the Step-In Aircraft that is an A321 Aircraft, in the form set out in Part B of Schedule 4.

Replacement Purchase Agreements means, together, the Replacement A320 Purchase Agreement and the Replacement A321 Purchase Agreement (each, a Replacement Purchase Agreement).

Scheduled Delivery Month means, in respect of each Aircraft, the month during which the Delivery Date is, at the date of this Agreement, scheduled to occur, as specified (i) in the case of the A320 Aircraft, in column 6 of Part A of Schedule 1 and (ii) in the case of the A321 Aircraft, in column 6 of Part B of Schedule 1.

Secured Obligations means any and all moneys and financial liabilities which are (or which are expressed to be) now or at any time hereafter due, owing or payable by the Buyer to any Finance Party in any currency, actually or contingently, with another or others, as principal or surety, on any account whatsoever in favour of any Finance Party in relation to any PDP Advance under or pursuant to the PDP Loan Agreement, the Security Assignment and this Agreement, including as a consequence of any breach, non-performance, disclaimer or repudiation by the Buyer (or by a liquidator, receiver, administrative receiver, administrator or any similar officer in respect of the Buyer) of any of such obligations; and any and all obligations which are (or which are expressed to be) now or at any time hereafter to be performed by the Buyer in favour of any Finance Party in relation to any PDP Advance pursuant to the PDP Loan Agreement, the Security Assignment and this Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Security Assignment means the mortgage and security agreement relating to the Assigned Purchase Agreements dated on or about the date of this Agreement made between the Buyer, the Facility Agent and the Security Trustee.

Share Charge means (i) the share charge in respect of the shares in the Buyer dated on or about the date of this Agreement between Intertrust SPV (Cayman) Limited and the Security Trustee (ii); or any share charge over the shares in the Buyer made between Intertrust SPV (Cayman) Limited and the Security Trustee which replaces, but is not in addition to the original share charge, if the original share charge referred to in (i) above is found to be defective or unenforceable by the Security Trustee.

Standstill Period means a period ending ***** after the date Airbus serves an Airbus Termination Notice (or if, in the event of an Insolvency Event having occurred in respect of the Buyer, the Security Trustee is stayed or otherwise prohibited by law or by order of a court with jurisdiction over such proceeding from sending a Step-In Notice, ***** after the end of such stay or prohibition).

Step-In means, pursuant to the service by the Security Trustee of a Step-In Notice in accordance with the terms and conditions set out in this Agreement, the election by the Security Trustee to (i) step-in and purchase the Relevant Aircraft referred to in the Step-In Notice in accordance with the terms of each applicable Replacement Purchase Agreement and (ii) assume the benefit and the burden of the Relevant Rights and the Relevant Obligations with respect to such Relevant Aircraft referred to in the Step-In Notice.

Step-In Aircraft means, following the occurrence of a Step-In Event, the Relevant Aircraft the Security Trustee has elected to purchase in accordance with the provisions of this Agreement and as identified in the Step-In Notice.

Step-In Event means:

(a)	the service by the Security Trustee of a Material Event of Default Notice in accordance with Clause 5.5; or

(b)	the service by Airbus of an Airbus Termination Event Notice.

Step-In Notice means the notice (if any) served by the Security Trustee pursuant to Clause 7.1 in the form set out in Schedule 3.

Terminated Aircraft has the meaning given to such term in Clause 7.3.

Termination Event means the occurrence of any of the events or circumstances set out in Clause 10.1.

US Dollars and US$ means the lawful currency of the United States of America.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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1.2	In this Agreement:

(a)	references to Clauses, Appendices and Schedules are to be construed as references to the Clauses of, and the Appendices and Schedules to, this Agreement, references to sub-Clauses shall unless otherwise specifically stated be construed as references to the sub-Clauses of the Clause in which the reference appears and references to this Agreement include its Schedules;

(b)	references to this Agreement (or to any specified provisions of this Agreement) or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as amended in accordance with its terms, or, as the case may be, with the agreement of the relevant parties;

(c)	words importing the plural shall include the singular and vice versa;

(d)	headings to clauses or sections are for convenience only and are to be ignored in construing this Agreement;

(e)	references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons, any state or any agency thereof and shall include references to its successors, permitted transferees and permitted assigns;

(f)	references to any statute or statutory provision include any statute or statutory provision which amends, extends, consolidates or replaces the same, or which has been amended, extended, consolidated or replaced by the same, and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute;

(g)	liability includes any obligation or liability (whether present or future, actual or contingent, secured or unsecured, as principal or surety or otherwise);

(h)	the words other and otherwise shall not be construed ejusdem generis with any foregoing words where a wider construction is possible;

(i)	the words herein, hereof and hereunder, and words of similar import shall be construed to refer to a document in its entirety and not to any particular provision of such document; and

(j)	any representation or agreement made in favour of the Security Trustee is so made in its capacity as security trustee and is made for the benefit of the Security Trustee, the Facility Agent and the Lenders.

2.	Representations and Warranties

2.1	Each party to this Agreement hereby represents and warrants to the other parties that, as at the date of this Agreement:

(a)	it is duly incorporated and existing under the laws of its jurisdiction of incorporation and has the power and authority to enter into and perform its obligations under this Agreement and all necessary action has been taken by it to authorise the execution, delivery and performance of this Agreement;

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(b)	no authorisations, consents or approvals are required to be obtained by it under the laws, rules and regulations of any governmental authorities or other official bodies in its jurisdiction of incorporation known to be applicable in connection with this Agreement; and

(c)	this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms subject to general principles of equity and any applicable law from time to time in effect relating to bankruptcy or liquidation or any other applicable law affecting generally the enforcement of creditors’ rights.

2.2	The Buyer further represents and warrants to the Security Trustee and Airbus that, as at the date of this Agreement:

(a)	the execution and delivery of, the performance of its obligations under, and compliance by it with the provisions of the Security Assignment and this Agreement will not:

(i)	conflict with any agreement, mortgage, bond or other instrument or treaty to which it is a party;

(ii)	contravene any existing applicable law of its jurisdiction of incorporation; or

(iii)	contravene or conflict with any provision of its constitutional documents;

(b)	its business is limited exclusively to the acquisition, financing, owning, leasing and disposal of the Aircraft in accordance with the transactions contemplated by the PDP Loan Agreement and the Relevant Documents to which it is a party and matters incidental thereto;

(c)	each Assigned Purchase Agreement is in full force and effect and is enforceable against it in accordance with its terms subject to general principles of equity and any applicable law from time to time in effect relating to bankruptcy or liquidation or any other applicable law affecting generally the enforcement of creditors’ rights;

(d)	it is not in breach of any provision of either Assigned Purchase Agreement;

(e)	other than pursuant to the Security Assignment, it has not created or allowed to subsist any Encumbrance over the whole or any part of its rights under either Assigned Purchase Agreement in respect of any of the Aircraft;

(f)	the extracts of the PDP Loan Agreement set out in Appendix A to this Agreement are true and accurate in all respects; and

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(g)	the information set out in Schedule 1 is accurate and those Pre-Delivery Payments noted as having been paid on the date hereof have been paid to Airbus.

2.3	The Security Trustee represents and warrants to Airbus that the extracts of the PDP Loan Agreement set out in Appendix A to this Agreement are true and accurate in all respects on the date of this Agreement and Appendix A contains all events of default under the PDP Loan Agreement, the Security Assignment or any other agreement between the Security Trustee and the Buyer that relates to the financing of the Aircraft.

2.4	Airbus further represents and warrants to the Security Trustee and Buyer as follows:

(a)	*****

(b)	*****

3.	Assumption and Agreement

3.1	Airbus acknowledges receipt of the Security Assignment and, to the extent that the same is not inconsistent or in conflict with the provisions of this Agreement, consents to the granting of the Security Assignment. Airbus, the Buyer and the Security Trustee each agree (for the benefit solely of Airbus and the Security Trustee) that, in the event of any conflict or inconsistency between the provisions of the Security Assignment (insofar as it relates to the Assigned Purchase Agreements and associated rights) and the provisions of this Agreement, the provisions of this Agreement shall prevail.

3.2	*****, the Security Trustee acknowledges in favour of Airbus that Airbus shall be entitled to continue to deal with the Buyer (to the exclusion of the Security Trustee) in connection with the Relevant Rights at all times until a Step-In Notice has been served and shall be entitled to conclusively assume (without obligation to make any enquiry) that any exercise by the Buyer in connection with the Relevant Rights and the Relevant Obligations prior to the service of a Step-In Notice has been in accordance with this Clause.

3.3	In consideration of the Lenders entering into the PDP Loan Agreement pursuant to which they have agreed, subject to the terms and conditions thereof, to finance the Financed Pre-Delivery Payments in relation to the Relevant Aircraft payable to Airbus on the relevant PDP Payment Dates, Airbus, the Security Trustee and the Buyer hereby agree that, subject to the terms and conditions of this Agreement and provided that Airbus has not previously delivered an Airbus Termination Notice under Clause 10.2 in respect of such Relevant Aircraft following the occurrence of a Termination Event, upon receipt by Airbus of a Step-In Notice in respect of a Relevant Aircraft:

(a)	the rights and obligations of Airbus to the Buyer under the applicable Assigned Purchase Agreement that relates solely to such Relevant Aircraft shall cease;

(b)	the Buyer shall remain fully liable to Airbus to perform all the obligations of the “Buyer” under the applicable Assigned Purchase Agreement, subject to the operation of the Re-Assignment and Assumption Agreement;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(c)	the Security Trustee shall assume and perform in favour of Airbus the Relevant Obligations and receive the benefit of and be entitled to exercise the Relevant Rights in each case that relate solely to such Relevant Aircraft and in accordance with the terms of the applicable Replacement Purchase Agreement; and

(d)	Airbus’ obligations and liabilities that relate solely to such Relevant Aircraft shall be owed solely to the Security Trustee subject to and in accordance with the terms of this Agreement and the applicable Replacement Purchase Agreement (but not, for the avoidance of doubt, the applicable Assigned Purchase Agreement).

3.4	It is a condition precedent to the obligations of Airbus under this Agreement that Airbus receives a copy of each Guarantee, the Assignment and Assumption Agreement, the Re-Assignment and Assumption Agreement and the Security Assignment, in each case duly executed by the parties thereto. Airbus hereby irrevocably confirms satisfaction of such condition precedent.

3.5	The condition specified in Clause 3.4 is inserted for the sole benefit of Airbus and may be waived in whole or in part and with or without conditions by Airbus at its sole discretion.

4.	Undertakings of the Buyer

4.1	Prior to the issuance of a Notice in respect of a Relevant Aircraft, the Buyer undertakes that it shall not without the prior consent of the Security Trustee, enter into any agreement with Airbus which would:

(a)	rescind, cancel or terminate any of the rights or obligations under the applicable Assigned Purchase Agreement to the extent relating to such Relevant Aircraft; or

(b)	***** defer the Delivery Date of such Relevant Aircraft to the extent that the aggregate deferral in relation thereto does not exceed the date falling ***** after the last day of its Scheduled Delivery Month, provided that the consent of the Security Trustee shall not be required in order for the Buyer to agree with Airbus to advance the Scheduled Delivery Month of such Relevant Aircraft for any period of time.

4.2	Prior to the issuance of a Notice in respect of a Relevant Aircraft, the Buyer hereby undertakes to Airbus and the Security Trustee that it shall:

(a)	notify the Security Trustee promptly after any change in the Scheduled Delivery Month of such Relevant Aircraft has been agreed; and

(b)	*****, obtain (or cause to be obtained), maintain (or cause to be maintained) in full force and effect and comply in all material respects with the conditions and restrictions (if any) imposed in, or in connection with, such consents, authorisations, licences or approvals of governmental or public bodies or authorities or courts and do, or cause to be done, all other acts and things, which may from time to time be required or be desirable under law for the continued due performance of its obligations under the Relevant Documents to which it is a party.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4.3	The Buyer shall be responsible for all the documentation and transaction costs incurred in connection with the negotiation, preparation, execution and registration of the Relevant Documents including without limitation the legal fees and tax advisory fees of Airbus and the Finance Parties.

4.4	Following a Step-In the Buyer acknowledges that *****.

5.	Undertakings of the Security Trustee

5.1	Until such time as a Step-In Notice has been received by Airbus in respect of a Relevant Aircraft, the Security Trustee agrees and undertakes that:

(a)	it shall not, and shall not be entitled to, exercise or otherwise enforce any of the Relevant Rights or perform any of the Relevant Obligations in respect of such Relevant Aircraft (other than the performance of its obligations under this Agreement); and

(b)	the Buyer shall be free to agree to advance the Scheduled Delivery Month of such Relevant Aircraft for any period of time without the consent of the Security Trustee; and

(c)	the Buyer together with Airbus shall be free to defer the Delivery Date of such Relevant Aircraft to the extent the aggregate deferral in relation thereto does not exceed the date falling ***** after the last day of its Scheduled Delivery Month.

5.2	The Security Trustee agrees and undertakes that:

(a)	it shall only be entitled to exercise or otherwise enforce any of the Relevant Rights or to perform any of the Relevant Obligations relating to a Relevant Aircraft in accordance with the provisions of this Agreement and the applicable Replacement Purchase Agreement; and

(b)	the purchase price payable by it for a Step-In Aircraft shall be the Final Price as defined in and as calculated pursuant to the applicable Replacement Purchase Agreement at the Delivery Date of such Step-In Aircraft.

5.3	The Security Trustee undertakes that:

(a)	prior to or contemporaneously with its service of the Step-In Notice relating to any Relevant Aircraft the Facility Agent shall have exercised its right to declare all amounts outstanding under the PDP Loan Agreement in respect of the Relevant Aircraft to be immediately due and payable and the Buyer shall have failed to pay all such amounts on the date the same are expressed to be due and payable pursuant to the PDP Loan Agreement; and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(b)	unless to do so would be reasonably likely to be contrary to applicable law, prior to or contemporaneously with its service of the Step-In Notice relating to any Relevant Aircraft, the Security Trustee shall have (i) made demand under any guarantee provided by Frontier or Frontier Holdings which is now held by the Security Trustee as security for all or any other part of the Buyer’s obligations under the PDP Loan Agreement and (ii) if security is hereafter created in favour of the Security Trustee as security for all or any part of the Buyer’s obligations under the PDP Loan Agreement (for the avoidance of doubt other than the Share Charge and the Security Assignment), the Security Trustee shall have taken all steps reasonably available to it to enforce such security.

5.4	Nothing in this Agreement shall limit or restrict the ability of any Finance Party to exercise any rights they may have against the Buyer or any other person:

(a)	under the PDP Loan Agreement; or

(b)	under or pursuant to any security or guarantee now or hereafter held by any Finance Party for all or any part of the Buyer’s obligations under the PDP Loan Agreement,

provided that it is agreed (for the benefit solely of Airbus and the Security Trustee) that, in the event of any conflict between the provisions of the PDP Loan Agreement and this Agreement, this Agreement shall prevail.

5.5	The Security Trustee undertakes to *****.

5.6	The parties agree that for the purposes of this Agreement, Airbus shall not be deemed to have knowledge of and need not recognise any event, condition, right, remedy or dispute affecting the interest of the Buyer or any Finance Party under this Agreement or the PDP Loan Agreement until such time as Airbus shall have received written notice thereof from the Security Trustee or any Finance Party.

5.7	The Security Trustee hereby confirms to Airbus that, as of the date of this Agreement, it has not and it covenants that it shall not at any time after the date of this Agreement take the benefit of any form of Encumbrance over the shares (howsoever described) of the Buyer (whether pursuant to a share pledge or other similar document and whether pursuant to a single transaction or a series of transactions) other than the Share Charge (a Prohibited Charge) without the prior written consent of Airbus. Without prejudice to Airbus’ entitlement to exercise any rights and/or remedies pursuant to the terms of this Agreement or at law in respect of a breach by the Security Trustee of the covenant set out above, the Security Trustee and the Buyer each agree that:

(a)	if the Security Trustee:

(i)	in breach of the covenant set out above, takes the benefit of a Prohibited Charge and, thereafter, takes any steps to enforce or otherwise exercise any of its rights arising out of any such Prohibited Charge; or

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(ii)	commences enforcement of the Share Charge in circumstances where the Security Trustee has not served the Step-In Notice pursuant to which the Security Trustee has irrevocably confirmed to Airbus that it has elected to assume and exercise all of the rights and obligations under each applicable Assigned Purchase Agreement relating to all undelivered Relevant Aircraft,

Airbus shall, if it reasonably determines that such action has a material adverse effect on it, be entitled at any time thereafter to terminate or cancel this Agreement in respect of any or all of the Relevant Aircraft without liability to the Security Trustee or the Buyer ***** in respect of any or all of the Relevant Aircraft (following which Clauses 6.4 to 6.6 shall apply, *****); and

(b)	the creation of any Prohibited Charge or the commencement of any enforcement of the Share Charge, in each case other than as permitted by this Clause 5.7, shall constitute a Re-Assignment Event for the purposes of the Re-Assignment and Assumption Agreement and, as contemplated by clause 2.2 of the Re-Assignment and Assumption Agreement, Airbus may, by written notice to each of the Buyer and Frontier, terminate the Assignment and Assumption Agreement with respect to any or all undelivered Relevant Aircraft.

5.8	The Security Trustee and the Buyer shall not (without the prior written consent of Airbus, not to be unreasonably withheld or delayed) *****

(i)	*****

(ii)	*****

(iii)	*****

6.	Undertakings of Airbus

6.1	Until such time as Airbus receives a Notice in respect of a Relevant Aircraft and served in accordance with the provisions of this Agreement, Airbus agrees for the benefit of the Security Trustee that it shall not, without the prior written consent of the Security Trustee, enter into any agreement with the Buyer to amend the provisions of either Assigned Purchase Agreement to the extent relating to a Relevant Aircraft in a manner which would be detrimental in any material respect to the rights of the Security Trustee in respect of the Relevant Rights or Relevant Obligations provided that:

(a)	Airbus and the Buyer may, in respect of any Relevant Aircraft, agree to:

(i)	defer the Delivery Date of any Relevant Aircraft to the extent that the aggregate deferral in relation thereto does not exceed the date falling ***** after the last day of such Relevant Aircraft’s Scheduled Delivery Month; and/or

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(ii)	advance the Delivery Date of any Relevant Aircraft for any period of time; and

(b)	this Clause 6.1 shall not (and shall not be construed to) restrict or otherwise limit the ability of Airbus to exercise its rights and to comply with its obligations under each Assigned Purchase Agreement to the extent relating to SCNs.

6.2	Airbus confirms, as at the date of this Agreement:

(a)	so far as Airbus is aware no Airbus Termination Event has occurred and is continuing; and

(b)	Airbus has received from the Buyer the amounts specified in column 5 of (in the case of the A320 Aircraft) Part A or (in the case of the A321 Aircraft) Part B of Schedule 1 to this Agreement on account of the Pre-Delivery Payments in respect of the Relevant Aircraft and all of the information contained in Schedule 1 is accurate as at the date hereof.

6.3	Subject always to the terms of this Agreement and provided no Airbus Termination Notice has been given under Clause 10.2 following the occurrence of a Termination Event with respect to any Relevant Aircraft that is continuing, Airbus undertakes to the Security Trustee that, prior to the termination or cancellation of an Assigned Purchase Agreement (which termination or cancellation by Airbus shall be made subject to Clause 6.4), Airbus will not unless required to do so by applicable law (and not by contract), transfer title to any of the Relevant Aircraft that are the subject of that Assigned Purchase Agreement to any person other than, subject to the terms and conditions set out in this Agreement, the Security Trustee or a Permitted Transferee, other than in circumstances where (a) the Security Trustee or its Permitted Transferee has executed or is required under the terms of this Agreement to execute and has failed to do so, a Letter of Release with respect to such Relevant Aircraft or (b) there has occurred a Re-Assignment Event.

6.4	If an Airbus Termination Event occurs with respect to any Relevant Aircraft, Airbus undertakes that:

(a)	it shall, prior to exercising any rights to terminate or cancel the applicable Assigned Purchase Agreement, notify the Security Trustee in writing (with a copy to the Buyer) of the occurrence of the Airbus Termination Event, which notification shall specify the steps or actions (if any) which would be required to be undertaken in order to remedy the Airbus Termination Event (an Airbus Termination Event Notice); and

(b)	subject to Clause 6.5, it shall not exercise any rights to terminate or cancel the applicable Assigned Purchase Agreement to the extent relating to such Relevant Aircraft until such time as the Standstill Period has expired.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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6.5	Notwithstanding the provisions of Clause 6.4, Airbus may exercise its rights under an Assigned Purchase Agreement to terminate that Assigned Purchase Agreement in part or in full at any time prior to the expiry of the Standstill Period, if, in the reasonable opinion of Airbus, it would be detrimental to the rights of Airbus as against the Buyer under that Assigned Purchase Agreement if such termination were delayed until the expiry of the Standstill Period. Following such termination, the provisions of Clause 6.6 shall apply as between the Security Trustee and Airbus.

6.6	If Airbus exercises its right to terminate or cancel an Assigned Purchase Agreement in respect of any Relevant Aircraft under the proviso to Clause 5.7 or Clause 6.5 prior to the expiry of the Standstill Period, or if an Assigned Purchase Agreement is rejected by the debtor or terminated by a bankruptcy court having jurisdiction in a proceeding under the United States Bankruptcy Code or in connection with any equivalent bankruptcy or insolvency proceedings in any other jurisdiction, Airbus agrees for the benefit of the Security Trustee that, as between Airbus and the Security Trustee and notwithstanding such termination or cancellation, the Security Trustee shall be entitled to serve a Step-In Notice prior to the expiry of the Standstill Period as if the applicable Assigned Purchase Agreement were still in full force and effect. In such circumstances, following the service by the Security Trustee of a Step-In Notice the provisions of Clauses 7.4 to 7.5(b) shall apply as between Airbus and the Security Trustee.

6.7	If the Security Trustee has not served a Step-In Notice prior to the expiry of the Standstill Period, Airbus shall be entitled to exercise such rights as it then has to terminate or cancel either or both of the Assigned Purchase Agreements in respect of any or all of the relevant Aircraft without liability to the Security Trustee.

6.8

(a)	With regard solely to those Relevant Aircraft in respect of which:

(i)	*****

(ii)	*****

The parties agree that provided that *****.

(b)	Following the occurrence of a Step-In, the parties acknowledge and agree that *****

(c)	The Security Trustee agrees and acknowledges that *****.

(d)	The Buyer agrees and acknowledges *****.

(e)	*****

6.9	Upon becoming aware of the occurrence of an Airbus Termination Event, *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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7.	Rights following service of Step-In Notice

7.1	Following the occurrence of a Step-In Event which is continuing and provided: (i) the Security Trustee has complied with the provisions of Clause 5.5; and (ii) no Airbus Termination Notice has been given under Clause 10.2 following the occurrence of a Termination Event in respect of the Relevant Aircraft and is continuing:

(a)	the Security Trustee shall, prior to the Decision Date, serve the Step-In Notice to Airbus (with a copy to the Buyer) with respect to any one or more of the Relevant Aircraft;

(b)	if the Security Trustee elects to serve the Step-In Notice, the Security Trustee shall not be entitled to exercise or otherwise deal with the Relevant Rights or the Relevant Obligations in respect of a Relevant Aircraft until such time as the Step-In Notice has been served in accordance with the terms of this Agreement and received by Airbus; and

(c)	The Security Trustee shall have the right to serve only one Step-In Notice which shall relate to one or more of the Relevant Aircraft.

7.2	It is hereby agreed by the Security Trustee that the Step-In Notice shall:

(a)	identify each of the Relevant Aircraft in respect of which the Step-In Notice is served;

(b)	provide reasonable details of the breach or event which has given rise to the relevant Step-In Event; and

(c)	with respect to each Relevant Aircraft referred to therein, irrevocably confirm to Airbus that the Security Trustee elects to assume and exercise all of the Relevant Rights and to perform the Relevant Obligations relating to that Relevant Aircraft.

7.3	It is agreed by the Security Trustee that with regard to each Relevant Aircraft in respect of which no Step-In Notice is served on or before the Decision Date for such Relevant Aircraft (each a Terminated Aircraft and together the Terminated Aircraft):

(a)	the Relevant Rights of the Security Trustee in and to such Terminated Aircraft shall automatically terminate;

(b)	the obligations and liabilities of Airbus to the Security Trustee in and to the Relevant Rights relating to such Terminated Aircraft shall automatically terminate and the Encumbrance of the Security Assignment in relation thereto shall be discharged;

(c)	the Security Trustee shall have no further right or obligation whatsoever against or towards Airbus with respect of the Relevant Rights and the Relevant Obligations relating to such Terminated Aircraft; and

(d)	Airbus shall have no further obligations under this Agreement with respect to such Terminated Aircraft.

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The Security Trustee undertakes that, with regard to the Terminated Aircraft, it shall upon request execute and deliver to Airbus a Letter of Release on the earlier to occur of (i) the date of the Step-In Notice (if any) and (ii) the Decision Date.

7.4	Within ***** of the date of delivery of a Step-In Notice with respect to any Relevant Aircraft, the Security Trustee shall notify Airbus in writing whether it or a Permitted Transferee is to be party to the applicable Replacement Purchase Agreement(s). *****.

(a)	the Security Trustee (or, if a Permitted Transferee has become the “Buyer” under the applicable Replacement Purchase Agreement, the Permitted Transferee) shall thereafter be entitled to exercise all of the Relevant Rights relating to such Relevant Aircraft in accordance with the provisions of this Agreement and the applicable Replacement Purchase Agreement provided the Security Trustee (or, if a Permitted Transferee has become the “Buyer” under the applicable Replacement Purchase Agreement, the Permitted Transferee) assumes and complies with the Relevant Obligations corresponding to such Relevant Rights; and

(b)	subject to and in accordance with the terms and conditions set out in the applicable Replacement Purchase Agreement, Airbus shall, on such Relevant Aircraft’s Delivery Date, transfer to the Security Trustee or the Permitted Transferee (as applicable) title to the Relevant Aircraft in accordance with the terms and conditions set out in the applicable Replacement Purchase Agreement.

7.5	The Buyer hereby irrevocably confirms that following a Step-In by the Security Trustee in respect of any Relevant Aircraft and provided Airbus has not delivered an Airbus Termination Notice under Clause 10.2 prior to the occurrence of such Step-In:

(a)	any application or reimbursement of the Pre-Delivery Payments in favour of or at the direction of the Security Trustee (or, if a Permitted Transferee has become the “Buyer” under the applicable Replacement Purchase Agreement, the Permitted Transferee) shall discharge Airbus from its obligations to make or apply such payments in favour of or at the direction of the Buyer. In such circumstances, the Buyer further irrevocably agrees that it shall have no entitlement to and shall not claim against Airbus any right to apply or to require Airbus to reimburse to the Buyer or Frontier an amount equal to any such Pre-Delivery Payments so applied or reimbursed in favour of, or at the direction of, the Security Trustee (or, if a Permitted Transferee has become the “Buyer” under the applicable Replacement Purchase Agreement, the Permitted Transferee); and

(b)	any Delivery of a Relevant Aircraft to the Security Trustee or a Permitted Transferee (if applicable) shall discharge Airbus from its obligation to deliver such Relevant Aircraft to the Buyer. In such circumstances, the Buyer further irrevocably agrees that it shall have no entitlement to and shall not claim against Airbus any right to require Airbus to deliver such Relevant Aircraft to the Buyer.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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7.6	Airbus undertakes that, following a Step-In and provided Airbus has not delivered an Airbus Termination Notice pursuant to Clause 10.2, Airbus shall, at the request of the Security Trustee, provide to the Security Trustee (or, if a Permitted Transferee has become the “Buyer” under the applicable Replacement Purchase Agreement, the Permitted Transferee) a package of product support and training services in an amount which will be the lesser of (a) the amount the Seller is obligated to provide, in relation to the Relevant Aircraft, to Frontier under the applicable Purchase Agreement (to the extent Frontier has not consumed such services prior to the time of such request) and (b) the amount customarily provided by Airbus to the then operator of such Relevant Aircraft. The Security Trustee and Airbus agree to negotiate in good faith with a view to minimising the additional costs to Airbus associated with any such proposal. Without prejudice to the foregoing, in the event that Airbus (at its discretion) elects to propose any services in excess of the amount set out above, the Security Trustee agrees that Airbus shall be entitled to be compensated by the Security Trustee (or, if a Permitted Transferee has become the “Buyer” under the applicable Replacement Purchase Agreement, the Permitted Transferee) for any additional cost incurred by Airbus in connection therewith (including any cost incurred as a consequence of having to duplicate any such services as may have already been performed in favour of the Buyer), such costs to be agreed between Airbus and the Security Trustee (or, if a Permitted Transferee has become the “Buyer” under the applicable Replacement Purchase Agreement, the Permitted Transferee).

8.	Airbus Option

8.1	The Security Trustee with the consent and approval of the Buyer, hereby grants Airbus the option to be released from Airbus’ obligations under this Agreement in respect of any Relevant Aircraft upon payment to the Security Trustee of the Option Price, provided in each case that the option may only be exercised during the Option Period. *****.

8.2	If Airbus exercises an Option, Airbus shall pay to the Security Trustee the Option Price relating to the Relevant Aircraft no later than ***** after the date of exercise of the relevant Option provided that the Security Trustee has provided Airbus with details of the bank account into which such payment should be made.

8.3	An Option, once exercised, shall be irrevocable in respect all the Relevant Aircraft to which it relates.

8.4	If Airbus exercises any Option pursuant to this Clause 7.6, upon payment of the Option Price by Airbus to the Security Trustee in respect of the applicable Relevant Aircraft:

(a)	the rights and interests of the Security Trustee in the Relevant Rights relating to such Relevant Aircraft shall automatically terminate;

(b)	the Security Trustee shall have no further right or obligation whatsoever against or towards Airbus in respect of the Relevant Rights and Relevant Obligations relating to such Relevant Aircraft; and

(c)	Airbus shall have no further right or obligation whatsoever against or towards Security Trustee in respect of the Relevant Rights relating to such Relevant Aircraft, and concurrently therewith, Security Trustee shall execute and deliver to Airbus and the Buyer, a Letter of Release.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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8.5	The Option relating to the Relevant Aircraft shall automatically lapse if Airbus does not exercise the Option on or before expiry of the Option Period.

8.6	The Buyer acknowledges and consents to the Option with respect to the Relevant Aircraft and agrees that, upon payment of the Option Price by Airbus to the Security Trustee:

(a)	the Pre-Delivery Payments received by Airbus under each applicable Assigned Purchase Agreement in respect of the Relevant Aircraft shall be reduced by an amount equal to the Option Price; and

(b)	an amount equal to the Option Price for all applicable Relevant Aircraft shall immediately become due and payable by the Buyer under each applicable Assigned Purchase Agreement as Pre-Delivery Payments.

9.	Liability of the Parties

9.1	The Security Trustee shall have no obligation or liability under the Assigned Purchase Agreements by reason of, or arising out of, any Relevant Document.

9.2	Following a Step-In and until the actual and due performance by the Security Trustee of all the Relevant Obligations in respect of a Step-In Aircraft, the Buyer shall not be discharged from any of the obligations assumed by it under the applicable Assigned Purchase Agreement by reason of or arising out of this Agreement and shall remain fully liable to Airbus to perform all of the obligations of the “Buyer” under the applicable Assigned Purchase Agreement in respect of such Step-In Aircraft and each of the other Relevant Aircraft. Nothing in this Agreement or any other Relevant Document shall in any way affect the obligation of the Buyer to perform each of the obligations set out in the Assigned Purchase Agreements relating to any other Aircraft.

9.3	Without prejudice to the terms of this Agreement, each of the Buyer and the Security Trustee agree that nothing contained in any Relevant Document shall:

(a)	subject Airbus to any duplicate liability in respect of a Relevant Aircraft: (i) to the Buyer after receipt of a Notice and (ii) to the Security Trustee prior to receipt of a Notice relating to such Relevant Aircraft; or

(b)	*****

10.	Termination of the Relevant Rights

10.1	A Termination Event occurs if:

(a)	the Security Trustee does not serve the Step-In Notice in respect of the Relevant Aircraft on or before the Decision Date;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(b)	the Security Trustee is required to serve a Letter of Release in respect of a Relevant Aircraft pursuant to any provision of this Agreement and has failed to do so within a reasonable time following request in writing from Airbus; or

(c)	the Security Trustee or a Permitted Transferee (as applicable) does not enter into an A320 Replacement Purchase Agreement with respect to any Step-In Aircraft that are A320 Aircraft or an A321 Replacement Purchase Agreement with respect to any Step-In Aircraft that are A321 Aircraft, ***** pursuant to Clause 7.4.

10.2	Upon the occurrence of any Termination Event, and provided that such event has not been cured or waived, Airbus shall have the right to terminate all or part of this Agreement with respect to any or all Relevant Aircraft by notice (the Airbus Termination Notice) to the Security Trustee (copied to the Buyer) and from the date of such Airbus Termination Notice

(a)	the rights and interests of the Security Trustee in and to the Relevant Rights relating to such Relevant Aircraft shall terminate;

(b)	the obligations and liabilities of Airbus to the Security Trustee in and to the Relevant Rights relating to such Relevant Aircraft shall terminate;

(c)	the Security Trustee shall have no further right or obligation whatsoever against or towards Airbus in respect of the Relevant Rights and the Relevant Obligations relating to such Relevant Aircraft;

(d)	Airbus shall have no further obligations towards the Buyer or the Security Trustee under this Agreement with respect to such Relevant Aircraft;

(e)	at the cost and expense, if any, of the Buyer, the Security Trustee agrees to release any and all Encumbrances created by the Security Trustee in respect of such Relevant Aircraft; and

provided that if the events set out in Clause 10.1(a) occur, Airbus shall be automatically released from all its obligations under this Agreement in respect of all Relevant Aircraft without the need to give an Airbus Termination Notice.

10.3	The Security Trustee undertakes that:

(a)	*****

(b)	*****

(c)	*****

(d)	*****

(e)	on or before the Delivery Date for each Relevant Aircraft, provided:

(i)	no Material Event of Default has occurred which is then continuing; and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(ii)	the Buyer has paid to the Facility Agent all monies then due and payable by the Buyer to the Finance Parties pursuant to the PDP Loan Agreement (other than the repayment of principal outstanding and related interest under the PDP Loan Agreement that would be payable on the Delivery Date of the Aircraft, provided that the Facility Agent (acting reasonably) is satisfied that such amount will be paid to it by the Buyer contemporaneously with Delivery of the Relevant Aircraft),

*****

10.4	With regards to a Relevant Aircraft in respect of which a Letter of Release is executed by the Security Trustee (or is required to be executed by the Security Trustee pursuant to this Agreement and is not so executed) such Relevant Aircraft shall cease to be a “Relevant Aircraft” for the purposes of this Agreement and the Buyer shall continue to perform all of the obligations of the “Buyer” under the applicable Assigned Purchase Agreement.

10.5	*****

11.	Indemnities

11.1	The Buyer hereby indemnifies and holds Airbus harmless from and against any and all Losses suffered by Airbus in any way relating to or arising out of:

(a)	the entry into, and performance of, this Agreement; and

(b)	any action or inaction of the Buyer or the Security Trustee in connection with this Agreement,

except to the extent that any such Loss arises as a consequence of the gross negligence or wilful misconduct of Airbus or the breach by Airbus of any representation or warranty made by it under this Agreement.

11.2	If Airbus, having applied or reimbursed, as the case may be, an amount equal to any Pre-Delivery Payments then held by Airbus in accordance with the direction of the Security Trustee in any exercise by the Security Trustee of the Relevant Rights is subsequently obliged to comply with a final, non-appealable judgment to reimburse any Pre-Delivery Payments to the Buyer, the Security Trustee hereby undertakes, upon the first written demand of Airbus, to reimburse to Airbus, an amount equal to the amount so reimbursed to the Buyer, *****

(a)	*****

(b)	*****

(c)	*****

If Airbus becomes aware of any possibility of any proceedings or other events which may lead to the indemnity contained in this Clause 11.2 becoming applicable, *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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11.3	The Security Trustee agrees to indemnify and hold Airbus and its officers, directors and employees (collectively, the Indemnitees) harmless from and against any and all Losses which are imposed upon or incurred by or asserted against such Indemnitee in any manner resulting from or arising out of the exercise (or purported exercise) by the Security Trustee of its rights or remedies under this Agreement if it is determined by a final judgment of a court of competent jurisdiction that the Security Trustee was not entitled to exercise such rights or remedies or that such rights or remedies were exercised contrary to the provisions of the Security Assignment, this Agreement, or applicable law.

The Buyer irrevocably agrees to indemnify the Security Trustee against any Losses incurred by the Security Trustee in complying with its obligations pursuant to Clause 11 of this Agreement except to the extent that any such Loss arises as a consequence of the gross negligence or wilful misconduct of the Security Trustee.

11.4	Any claim for payment by an Indemnitee under this Clause 11 shall be substantiated by the certificate of the Vice-President, Contracts Division of Airbus containing evidence of such claim, including if applicable, a copy of any relevant judgement.

11.5	The indemnities set out in this Clause 11 shall survive the execution and delivery of this Agreement and shall continue in full force and effect notwithstanding the occurrence of the Delivery Date in respect of any Relevant Aircraft.

12.	Onward Transfer of Rights

12.1	Save for any transfer to a Permitted Transferee pursuant to this Clause 12 below, the Security Trustee may not assign, sell, transfer, delegate or otherwise deal with or dispose of any Relevant Right or Relevant Obligation relating to any Relevant Aircraft.

12.2	No transfer of the Relevant Rights and/or the Relevant Obligations applicable to any Relevant Aircraft by the Security Trustee to a Permitted Transferee shall be permitted or effective until and unless:

(a)	the Security Trustee shall have served a Step-In Notice on Airbus in accordance with the provisions of this Agreement;

(b)	Airbus and the Permitted Transferee have entered into arrangements satisfactory to Airbus (acting reasonably) pursuant to which, amongst other things, the Permitted Transferee irrevocably commits to: (i) step-in and purchase the Relevant Aircraft in accordance with (A) in the case of each Relevant Aircraft that is an A320 Aircraft, the Replacement A320 Purchase Agreement and (B) in the case of each Relevant Aircraft that is an A321 Aircraft, the Replacement A321 Purchase Agreement (as applicable) and (ii) assume the Relevant Rights and Relevant Obligations with respect to such Relevant Aircraft; and

(c)	Airbus confirms in writing to the Security Trustee that, with regard to the subject Relevant Aircraft: (i) the arrangements referred to in Clause 12.2(i) have been entered into; and (ii)the Security Trustee is released from its obligations under this Agreement (including its obligations under the Replacement Purchase Agreement(s) for such Relevant Aircraft) with respect to such Relevant Aircraft.

27

12.3	Any purported assignment, sale, transfer, delegation or other disposal of any Relevant Rights or Relevant Obligations in contravention of the provisions of this Agreement shall be null and void and have no force or effect on or against Airbus.

13.	Notices

13.1	Any notice or other communication given or made under this Agreement shall be in writing in the English language and, provided it shall be addressed as set out below, it shall be deemed to have been duly given as follows:

(a)	if sent by personal delivery, upon delivery at the address of the relevant party;

(b)	if sent by post, ***** after being deposited in the post, postage prepaid, in a correctly addressed envelope;

(c)	if sent by facsimile, when despatched during business hours (or if after business hours, the next Business Day) with correct confirmation printout, to the parties as follows:

(i)	in the case of the Buyer to:

Vertical Horizons, Ltd.

c/o Intertrust SPV (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman, KY1 9005

Cayman Islands

Fax: *****

Email: cayman.spvinfo@intertrustgroup.com

Attention: Directors

(ii)	with a copy to:

Frontier Airlines, Inc.

7001 Tower Road

Denver, CO 80249

United States of America

Fax: *****

Attention: SVP – General Counsel

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

28

(iii)	in the case of the Security Trustee to:

Bank of Utah

200 E. South Temple

Suite 210

Salt Lake City, UT 84111

United States of America

Fax:    *****

Attention:    Corporate Trust Services

(iv)	in the case of Airbus to:

Airbus S.A.S.

1 rond point Maurice Bellonte

31707 Blagnac Cedex

France

Fax:    +*****

Attention:    Head of Contracts

Any party may change its contact details by giving ***** prior written notice to the other parties.

13.2	Each party shall be entitled to rely on the information contained in any notice issued or served pursuant to this Agreement and shall not have to further enquire as to the accuracy of the information contained in any such notice.

14.	Confidentiality

Each party agrees that it shall not disclose any information relating to any Relevant Document except:

(a)	as required by any applicable law or governmental regulations;

(b)	as required in connection with any legal proceedings arising from or in connection with any Relevant Document;

(c)	with the prior written consent of each other party hereto;

(d)	to its professional, legal and other advisors provided that such advisors are under a legal, ethical or professional duty to treat such information as confidential and not to disclose the same to third parties;

(e)	*****

(f)	*****

(g)	to any proposed Permitted Transferee provided that such proposed Permitted Transferee has executed a confidentiality agreement (in form and content satisfactory to Airbus) in favour of Airbus or has otherwise agreed in favour of Airbus to maintain confidentiality (in a manner satisfactory to Airbus), subject, in the case of each Relevant Document (other than this Agreement), to the confidentiality provisions contained in such Relevant Document that apply as between the parties to such Relevant Document.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

29

15.	Provisions severable

Every provision contained in this Agreement shall be severable and distinct from every other such provision and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining such provisions shall not in any way be affected thereby. Any provision of this Agreement which may prove to be or becomes illegal, invalid or unenforceable in whole or in part, shall so far as reasonably possible and subject to applicable laws, be performed according to the spirit and purpose of this Agreement.

16.	Amendments

The parties agree that the provisions of this Agreement shall not be amended except by an instrument in writing executed by or on behalf of each of the Buyer, the Security Trustee and Airbus.

17.	Further Assurance

The parties agree, at the cost and expense the Buyer (and in any event subject to its costs and expenses being paid), from time to time to do and perform, or cause to be done and performed, such other and further acts and execute and deliver or cause to be executed and delivered any and all such other instruments as may be required by law or reasonably requested by a party hereto in order to establish, maintain and protect the rights and remedies of the parties and to carry out and effect the intent and purpose of this Agreement.

18.	Third party rights

The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement. The parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under and to the extent permitted pursuant to the terms of this Agreement without the consent of any person who is not a party to this Agreement.

19.	Entire agreement

This Agreement sets out the entire agreement between the parties. It supersedes all previous agreements between the parties on the subject matter of this Agreement. No other term, express or implied, forms part of this Agreement. No usage, custom or course of dealing forms part of or affects this Agreement.

30

20.	Counterparts

This Agreement may be executed by the parties on separate counterparts, each of which when so executed shall be an original, and each such counterpart shall together constitute one and the same instrument.

21.	Cape Town Convention

Prior to the Delivery Date of a Relevant Aircraft none of the Security Trustee or the Buyer shall seek, nor shall they be entitled, to register any interest in such Relevant Aircraft or this Agreement at the International Registry. *****

22.	Governing Law and Jurisdiction

22.1	This Agreement is governed by English law. The parties hereto agree that the courts of England shall have exclusive jurisdiction to settle any dispute (a Dispute) arising from or connected with this Agreement.

22.2	The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and accordingly that they will not argue to the contrary.

22.3	Each party waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of:

(a)	the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and

(b)	the issue of any process against its assets or revenues for the enforcement of a judgement or, in an action in rem, for the arrest, detention or sale of any of its assets or revenues.

23.	Service of Process

23.1	Without prejudice to any other mode of service allowed under any relevant law, each of the parties to this Agreement irrevocably appoints:

(a)	in the case of the Buyer: Walkers at 6 Gracechurch Street, London EC3V OAT, United Kingdom;

(b)	in the case of the Security Trustee: Walkers at 6 Gracechurch Street, London EC3V OAT, United Kingdom; and

(c)	in the case of Airbus: Airbus Operations Limited, New Filton House, Filton, Bristol BS99 7AR, United Kingdom (Attention: Legal Department),

as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

31

23.2	Each party agrees that:

(a)	the addresses referred to in Clause 23.1 above may be revised provided at least five (5) Business Days prior written notice is given to the other parties; and

(b)	failure by a process agent to notify the relevant party of the process will not invalidate the proceedings concerned. [

24.	*****

24.1	*****

24.2	*****

24.3	*****

(a)	*****

(i)	*****

(ii)	*****

(iii)	*****

(b)	*****

(c)	*****

(d)	*****

24.4	*****

(a)	*****

(b)	*****

(c)	*****

(d)	*****

24.5	*****

24.6	*****

24.7	*****

24.8	*****

25.	*****

25.1	*****

25.2	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

32

25.3	*****

25.4	*****

IN WITNESS whereof each of the parties has executed this Agreement as a deed the day and year first before written.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

33

Schedule 1    Pre-Delivery Payments, Scheduled Delivery Months

Part A – A320 Aircraft

1	2	3	4	5	6
*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****
*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

34

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

35

Part B – A321 Aircraft

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****	*****
*****	*****			*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****	*****
*****	*****			*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****	*****
*****	*****			*****
*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

36

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****		*****
*****	*****		*****	*****
*****	*****	*****	*****		*****
*****	*****	*****	*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****	*****	*****	*****
*****	*****	*****	*****		*****
*****	*****	*****	*****
*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

37

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****	*****	]

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

38

Schedule 2 Form of Letter of Release

To:	Vertical Horizons, Ltd.

c/o Intertrust SPV (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman, KY1 9005

Cayman Islands

Fax:    *****

Attention: Directors

with a copy to:

Frontier Airlines, Inc.

Tower Road

Denver, CO 80249

United States of America

Fax:    *****

Attention: SVP – General Counsel

Airbus S.A.S.

1 rond point Maurice Bellonte

31707 Blagnac Cedex

France

Fax:     +*****

Attention: Head of Contracts

Dated: [ 🌑 ]

Dear Sirs

Step-In Agreement made between (i) Vertical Horizons, Ltd., (ii) Bank of Utah, not in its individual capacity but solely as security trustee (“Security Trustee”) and (iii) Airbus S.A.S. (Airbus) relating to ***** Airbus A320neo aircraft and ***** Airbus A321ceo aircraft (the “Aircraft”),) dated [ 🌑 ] (the Agreement).

We refer to the Agreement. Capitalised terms and expressions used in this Letter of Release not otherwise defined herein shall have the meanings given in the Agreement.

This Letter of Release relates to [[ 🌑 ] ([ 🌑 ]) [A320neo/A321ceo] aircraft, MSN[s] [ 🌑 ], CAC ID[s][ 🌑 ]] (the Released Aircraft) which [is one of ] [are [ 🌑 ] ([ 🌑 ]) of] the Aircraft as defined in the Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

39

With effect from the date of this Letter of Release, we hereby irrevocably confirm to Airbus and the Buyer that:

1	the Released Aircraft is released from the terms and conditions of the Agreement and the Agreement shall terminate with respect to the Released Aircraft;

2	we terminate all our right, title or interest in and to the Relevant Rights [(with respect to the Released Aircraft only)];

3	the Encumbrance of the Security Assignment created in respect of the Relevant Rights relating to the Released Aircraft is hereby released and the Relevant Rights relating to the Released Aircraft are free and clear of all Encumbrances attributable to the Security Trustee; and

4	Airbus is released from its duties, obligations and liabilities to us [(but only in respect to the Released Aircraft)] under the Agreement.

For the avoidance of doubt this release does not extend to the Buyer’s other obligations to the Security Trustee or the Finance Parties pursuant the Security Assignment or the PDP Loan Agreement, including without limitation, its obligation to repay amounts owing thereunder, with respect to the Aircraft.

By countersigning this Letter of Release, Airbus releases the Security Trustee from its obligations under the Agreement with respect to the Released Aircraft.

[The Agreement shall remain in full force and effect and nothing in this Letter of Release is to be construed as a release of the Security Trustee rights, title and interest in and to the Relevant Rights with respect to any other Relevant Aircraft (as defined in the Agreement) arising pursuant to the Agreement.]

This Letter of Release shall be governed by and construed in accordance with the laws of England.

Please countersign this Letter of Release and confirm your agreement to the aforementioned.

Yours faithfully

Executed as a Deed by	)
Bank of Utah	)
(not in its individual capacity but solely	)
as Security Trustee))
)
and signed by [●]	)
its [●]	)

40

in the presence of:

Name:

Address:

Acknowledged and agreed

By and on behalf of
Vertical Horizons, Ltd.

41

Schedule 3 Form of Step-In Notice

To:	Airbus S.A.S.

1 rond point Maurice Bellonte

31707 Blagnac Cedex

France

Fax: +*****

Attention: Head of Contracts

Cc:	Vertical Horizons, Ltd.

c/o Intertrust SPV (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman, KY1 9005

Cayman Islands

Fax: *****

Attention: Directors

with a copy to:

Frontier Airlines, Inc.

Tower Road

Denver, CO 80249

United States of America

Fax: *****

Attention: SVP – General Counsel

Dated: [ 🌑 ]

Dear Sirs

Step-In Agreement made between (i) Vertical Horizons, Ltd., (ii) Bank of Utah, not in its individual capacity but solely as security trustee (“Security Trustee”) and (iii) Airbus S.A.S. (Airbus) relating to ***** Airbus A320neo aircraft and ***** Airbus A321ceo aircraft dated [ 🌑 ] (the Agreement).

We refer to the Agreement. Capitalised terms and expressions used in this Step-In Notice not otherwise defined herein shall have the meanings given in the Agreement.

This is the Step-In Notice for the purposes of the Agreement.

This Step-In Notice is being served pursuant to clause 7 of the Agreement as a result of:

[The occurrence of a Step-In Event arising from the service by [Airbus of a notice in accordance with clause 6.4 of the Agreement] [the Security Trustee of a Material Event of Default Notice in accordance with clause 5.5 of the Agreement and the Material Event of Default relating to such Material Event of Default have not been waived or cured for the purposes of clause 5.6 of the Agreement].

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

42

In accordance with clause 7 of the Agreement, the Security Trustee hereby irrevocably confirms to Airbus that it elects to assume and exercise the Relevant Rights and perform the Relevant Obligations relating to the following Relevant Aircraft (hereinafter the Step-In Aircraft):

[ 🌑 ]

This Step-In Notice is governed by and shall be construed in accordance with English law.

Yours faithfully

For and on behalf of:

Bank of Utah not in its individual capacity but solely as Security Trustee

By:

Title:

43

Schedule 4 Form of Replacement Purchase Agreement

Part A – Replacement A320 Purchase Agreement

44

EXECUTION VERSION

A320 Purchase Agreement

BETWEEN

AIRBUS S.A.S.

as Seller

AND

[ 🌑 ]

as Buyer

CONTENTS

CLAUSES	TITLES

0	DEFINITIONS AND INTERPRETATION	2

1	SALE AND PURCHASE	6

2	SPECIFICATION	6

3	PRICES	8

4	PRICE REVISION	9

5	PAYMENTS	9

6	MANUFACTURE PROCEDURE – INSPECTION	13

7	CERTIFICATION	14

8	TECHNICAL ACCEPTANCE	16

9	DELIVERY	17

10	EXCUSABLE DELAY	19

11	NON-EXCUSABLE DELAY	22

12	WARRANTIES AND SERVICE LIFE POLICY	23

13	PATENT AND COPYRIGHT INDEMNITY	42

14	BUYER FURNISHED EQUIPMENT	44

15	INDEMNIFICATION AND INSURANCE	47

16	REMEDIES	48

17	ASSIGNMENTS AND TRANSFERS	49

18	MISCELLANEOUS PROVISIONS	50

CONTENTS

EXHIBITS	TITLES

Exhibit A	Part 1 - AIRFRAME PRICE REVISION FORMULA	56
	Parts 2 - PROPULSION SYSTEM PRICE REVISION FORMULA	59

Exhibit B	FORM OF CERTIFICATE OF ACCEPTANCE	62

Exhibit C	FORM OF BILL OF SALE	63

Exhibit D	PRE-DELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS	65

A320 FAMILY PURCHASE AGREEMENT

This A320 Purchase Agreement is made on [ 🌑 ] 2014 (the “Agreement”).

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1, rond-point Maurice Bellonte, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”);

and

[ 🌑 ] a [ 🌑 ] company incorporated and existing under the laws of New York and having its registered office at [ 🌑 ] (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0.	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

Affiliate means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person.

Aircraft means an Airbus A320 aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, the NEO Option and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

Airframe means the Aircraft excluding the Propulsion Systems.

Airframe Base Price has the meaning set out in Clause 3.1 which includes the SCN Budget.

Airframe Price Revision Formula is set out in Part 1 of Exhibit A.

Aviation Authority means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

Business Day means a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in France, in Germany and in the Buyer’s country or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in the Buyer’s country and in New York, as appropriate.

Declaration of Design and Performance or DDP means the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date means the date on which Delivery occurs.

Delivery Location means the facilities of the Seller at the location of final assembly of the Aircraft.

Export Airworthiness Certificate means an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

Facility Agent means Citibank N.A. as facility agent for and on behalf of the Lenders under the PDP Loan Agreement.

Final Price has the meaning set out in Clause 3.2.

Frontier means Frontier Airlines, Inc. a company incorporated and existing under the laws of Colorado.

Frontier A320 PA means the aircraft purchase agreement dated 30 September 2011 as amended and supplemented from time to time, made between Frontier and the Seller.

Irrevocable SCN means an SCN which is irrevocably part of the A320 Specification, as expressly set forth in Appendix 1, *****and which cost is included in the Airframe Base Price set out in Clause 3.1.

Lenders has the meaning ascribed to such term in the Step-In Agreement.

Manufacture Facilities means the various manufacture facilities of the Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

New Engine Option or NEO has the meaning set out in Clause 2.1.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Other Agreement means any Other PDP Agreement but only if the Buyer has exercised its entitlement to purchase or otherwise acquire title to an aircraft under such Other PDP Agreement and has become obliged to Airbus or its Affiliates to purchase such aircraft.

Other PDP Agreement means any other pre-delivery payment financing arrangement, other than that which is connected with this Agreement, entered into from time to time between the Seller (or any of its Affiliates) and the Buyer (or any of its Affiliates) in connection with a financing of aircraft for Frontier pursuant to which the Buyer (or any of its Affiliates) has a conditional right to purchase or otherwise acquire title to an aircraft from Airbus (or any of its Affiliates).

PDP Loan Agreement has the meaning ascribed to such term in the Step-in Agreement.

Predelivery Payment means the payment(s) determined in accordance with Clause 5.2.

Propulsion Systems has the meaning given to it in Clause 2.3.

Propulsion Systems Manufacturer means the manufacturer of the Propulsion System as set out in Clause 2.3.

Propulsion System Price Revision Formula is set out in Part 2 of Exhibit A.

Propulsion Systems Reference Price means the Propulsion Systems Manufacturer reference price as set out in Exhibit A Part 2.

Ready for Delivery means the time when the Technical Acceptance Process has been completed in accordance with Clause 8 and all technical conditions required for the issuance of the Export Airworthiness Certificate have been satisfied.

SCN Budget means: the amount of *****, being the cost in delivery condition ***** of the SCNs which the Buyer and the Seller have assumed to be applicable to each Airframe as delivered hereunder and which cost is included in the Airframe Base Price set out in Clause 3.1.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

Security Trustee means the Bank of Utah, not in its individual capacity but solely as security trustee for and on behalf of the Facility Agent and the Lenders.

Seller Furnished Equipment or SFE corresponds to items of equipment that are identified in the Specification as being furnished by the Seller.

Sharklets means a new large wingtip device designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft and which is an Irrevocable SCN.

Specification Change Notice or SCN means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification means either: (a) the Standard Specification with Irrevocable SCNs if no other SCNs are applicable; or (b) if SCNs are applicable, the Standard Specification as amended by all applicable SCNs.

Standard Specification means the A320 standard specification document number D.000.02000, Issue 8, dated June 20, 2011.

Step-In Agreement means the step-in agreement dated                    2014 made between the Buyer, the Security Trustee and the Seller in respect of the Aircraft.

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)	references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

5

1.	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of five (5) A320 Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

2.	SPECIFICATION

2.1	Aircraft Specification

The Aircraft shall be manufactured in accordance with the Standard Specification, as may already have been modified or varied prior to the date of this Agreement by the Specification Change Notices and Irrevocable SCN’s listed in Appendix 1.

The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the Aircraft. The specification of the Aircraft shall be derived from the current Standard Specification and based on the new Propulsion Systems, as set forth in Clause 2.3 below, and Sharklets, combined with the required airframe structural adaptations, as well as Aircraft systems and software adaptations required to operate such Aircraft. The foregoing is currently reflected in the irrevocable SCNs listed in Appendix 1, the implementation of which is hereby irrevocably accepted by the Buyer.

The New Engine Option shall modify the design weights of the Standard Specification as follows:

A320
MLW	*****
MZFW	*****

2.2	Specification Amendment

The Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6

2.2.1	Specification Change Notices

The Specification may be amended by written agreement between the Buyer and the Seller in a Specification Change Notice. Each SCN shall be in the Seller standard form and shall set out the particular change to be made to the Specification and the effect, if any, of such change on the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Final Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

(i)	Manufacturer Specification Changes Notices

(a)	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”) which shall be substantially in the Seller’s standard form and shall set out the change to be made to the Specification and the effect, if any, of such change on the Aircraft affected thereby and the Specification.

(b)	*****

(ii)	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2(i)(a) above such revision shall be performed by the Seller without the Buyers consent.

(iii)	The Seller is considering turning certain items, which are currently BFE in the Specification, into SFE and the parties agree that such BFE items shall be excluded from the provisions of Clauses 2.2.2(i) and 2.2_2(ii) above and, should they become SFE, shall furthermore be chargeable to the Buyer.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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2.3	Propulsion System

Each Airframe shall be equipped with a set of two (2) CFM International LEAP-1A26 engines propulsion systems (the “Propulsion Systems”).

2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customisation milestones chart (the “Customisation Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Sellers catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

The Customisation Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

3.	PRICES

3.1	Airframe Base Price

The Airframe Base Price is *****.

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in ***** and corresponding to a theoretical delivery in *****.

3.2	Final Price

The Final Price of each Aircraft shall be the Airframe Base Price as increased by:

(i)	the price of any unpaid MSCNs and any Specification Change Notices contracted after the date ***** as adjusted to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula;

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(ii)	escalation of the Airframe Base Price from a theoretical delivery date of ***** to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula;

(iii)	the Propulsion Systems Reference Price and its corresponding escalation from a theoretical delivery date of ***** for the Propulsion Systems to the actual Delivery Date of such Aircraft in accordance with the Propulsion System Price Revision Formula; and

(iv)	any other amount due from the Buyer to the Seller pursuant to this Agreement and/or any other agreement between the Buyer and the Seller with respect to the Aircraft.

4.	INTENTIONALLY LEFT BLANK

5.	PAYMENTS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the following account:

Beneficiary Name: *****

account identification:    *****

with:

*****

SWIFT: *****

ABA: *****

or to such other account as may be designated by the Seller.

5.2	Predelivery Payments

5.2.1	The Buyer shall pay Predelivery Payments to the Seller in accordance with the schedule set out in Exhibit D.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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5.2.2	Any Predelivery Payment received by the Seller shall constitute an instalment in respect of the Final Price of the Aircraft. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to: (i) the obligation to deduct any such Predelivery Payment from the Final Price when calculating the Balance of Final Price; or (ii) the obligation to pay to the Buyer an amount equal to the Predelivery Payments pursuant to any other provision of this Agreement.

5.2.3	If any Predelivery Payment is not received ***** then, in addition to any other rights and remedies available to Seller, the Seller shall have no obligation to deliver any or all of the Aircraft remaining to be delivered under the Agreement within their respective Scheduled Delivery Month(s). Upon receipt of the full amount of all delayed Predelivery Payments, together with any amount due pursuant to Clause 5.6, the Seller shall inform the Buyer of new Scheduled Delivery Month(s) consistent with the Seller’s other commitments and production capabilities.

5.2.4	*****

5.3	Balance of Final Price

5.3.1	The “Balance of Final Price” payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date.

5.3.2	Upon receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.4	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2 and 5.3 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, ***** the invoice date.

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5.5	Method of Payment

5.5.1	All payments provided for in this Agreement shall be made in US Dollars (US$) in immediately available funds.

5.5.2	*****

5.6	Overdue Payments

If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment is not received on its respective due date, without prejudice to the Seller’s other rights under this Agreement and at law, the Seller shall be entitled to claim from the Buyer, and the Buyer shall *****

5.7	Taxes

5.7.1	*****

5.7.2	*****

5.7.3	*****

5.8	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.9	Set-Off

*****

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5.10	Cross-Collateralisation

5.10.1	*****

5.10.2	*****

(i)	*****

(ii)	*****

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6.	MANUFACTURE PROCEDURE – INSPECTION

6.1	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	Subject to providing the Seller with insurance certificates satisfactory to the Seller, the Buyer or its duly authorised representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions:

(i)	any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of the Seller; and

(iv)	the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

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6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the inspections, and commencing with the date hereof until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer’s Inspector(s).

7.	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under European Aviation Safety Agency (EASA) procedures for certification in the transport category. The Seller has obtained the relevant type certificate (the “Type Certificate”) to allow the issuance of the Export Airworthiness Certificate.

7.2	Export Airworthiness Certificate

7.2.1	The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate.

7.2.2	If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a “Change in Law”), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

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7.2.3	The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1(ii)) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of SCNs for Certification

7.3.1	The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be:

(i)	*****

(ii)	*****

7.3.2	Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion System Manufacturer, however such costs shall not be borne by the Seller.

7.4	Validation of Export Airworthiness Certificate

7.4.1	The Seller shall endeavour to obtain the validation of the Export Airworthiness Certificate by the Buyer’s Aviation Authority.

7.4.2	Where the Buyer’s Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate the Seller shall incorporate such modification and/or provide such data at costs to be borne by the Buyer. The parties shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery and price of the Aircraft.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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8.	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery the Aircraft shall undergo a technical acceptance process, proposed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer by no less than ***** notice;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller; and

(iv)	include a technical acceptance flight which shall *****.

8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process and notification of the start of such Technical Acceptance Process shall be done in accordance with Clause 9.1.2.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within *****;

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(ii)	may have a ***** of the Buyer’s representatives (with no more than ***** such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on a technical acceptance flight and during such flight the Buyers representatives shall comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

8.3	Certificate of Acceptance

Following completion of the Technical Acceptance Process, the Buyer shall sign and deliver to the Seller, in accordance with Clause 9.2.1, a certificate of acceptance in respect of the Aircraft in the form of Exhibit B (the “Certificate of Acceptance”).

8.4	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer’s obligation to accept Delivery of the Aircraft hereunder. However the Seller shall not be authorised to use the Aircraft during more than ***** for any other purpose without the specific agreement of the Buyer.

9.	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to the terms and conditions set out in this Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”) or quarters (each a “Scheduled Delivery Quarter”):

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Aircraft Rank	CAC ID Reference		Scheduled Delivery
			Month/Quarter	Year
1	*****	A320 Aircraft	*****	*****
2	*****	A320 Aircraft	*****	*****
3	*****	A320 Aircraft	*****	*****
4	*****	A320 Aircraft	*****	*****
5	*****	A320 Aircraft	*****	*****

9.1.2	The Seller will give the Buyer written notice of the Scheduled Delivery Month of each Aircraft not already identified above at least ***** before the first day of the Scheduled Delivery Quarter of the respective Aircraft or upon execution of this Agreement for Aircraft to be delivered earlier than ***** before the first day of the Scheduled Delivery Quarter. The Seller shall give the Buyer at least ***** prior written notice of the anticipated date on which the Aircraft shall be Ready for Delivery. Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2	Delivery

9.2.1	The Buyer shall, *****, sign the Certificate of Acceptance, pay the Balance of the Final Price and send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft.

9.2.2	The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer and that the Certificate of Acceptance has been signed and delivered to the Seller. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit C (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3	Should the Buyer fail, within the period specified in Clause 9.2.1, to:

(i)	deliver the signed Certificate of Acceptance to the Seller; or

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(ii)	pay the Balance of the Final Price for the Aircraft to the Seller and take Delivery of the Aircraft,

then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. Without prejudice to Clause 5.7 and the Seller’s other rights under this Agreement or at law:

(a)	the Seller shall retain title to the Aircraft; and

(b)	the Buyer shall bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty towards the Buyer to store, park, insure, or otherwise protect the Aircraft.

9.2.4	Should the Buyer fail to collect the Aircraft as mentioned in Clause 9.2.1 above and without prejudice to the Seller’s other rights under this Agreement or at law, the provisions of Clause 9.2.3(b) shall apply.

9.3	Fly Away

The Buyer and the Seller shall co-operate to obtain any licenses, which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft. All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

10.	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft are to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) *****.

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10.2	If an Excusable Delay occurs:

10.2.1	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

10.2.2	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

10.2.3	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

10.2.4	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than ***** after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party ***** after the ***** provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2	If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than ***** after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party ***** after receipt by the Buyer of the notice of anticipated delay.

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10.3.3	If this Agreement has not been terminated with respect to the delayed Aircraft during the ***** referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within ***** of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding ***** after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

10.4.1	If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within ***** of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding ***** after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless

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10.4.2	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month,

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5	Termination Rights Exclusive

In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

11.	NON-EXCUSABLE DELAY

11.1	*****

*****

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling ***** after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than ***** to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said re-negotiation shall not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

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11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling ***** and the parties have not renegotiated the Scheduled Delivery Month pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than ***** to terminate this Agreement in respect of the affected Aircraft and *****

11.4	Limitation of Damages

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to Clause 11.1 shall be considered to be a liquidated damages provision and has been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this Clause 11.

12.	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and which:

(i)	is manufactured to the detailed design of the Seller or a subcontractor of the Seller; and

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(ii)	bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(a)	in material;

(b)	in workmanship, including without limitation processes of manufacture;

(c)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(d)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(b); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(c).

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12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within ***** (the “Warranty Period”).

12.1.4	Buyer’s Remedy and Seller’s Obligation

(i)	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.8(v). The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

(ii)	in the event of a defect covered by Clauses 12.1.1(c), 12.1.1(d) and 12.1.2(ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(iii)	that the Seller shall not be responsible, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction and provided further

(iv)	*****.

12.1.5	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4(i) and 12.1.4(ii), the Seller shall reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

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(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	*****

(iii)	the labor rate for the reimbursement shall be the labor rate defined in Clause 12.1.8(v); and

(iv)	*****.

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within *****;

(iii)	*****

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.8 below.

12.1.7	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for.

(i)	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made by the Seller and shall be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

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(ii)	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be *****.

(iii)	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, the Seller ***** The Buyer shall make its reasonable efforts to minimize the duration of the corresponding flights.

(iv)	On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the *****.The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft. If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

(v)	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 shall contain at least the following data;

(a)	description of defect and action taken, if any,

(b)	date of incident and/or removal date,

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(c)	description of Warranted Part claimed to be defective,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer Serial Number of the Aircraft and/or its registration,

(j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)	Warranty Claim number,

(l)	date of Warranty Claim,

(m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS S.A.S.

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

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(vi)	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(a)	risk of loss (limited to cost of replacement and excluding in particular loss of use) shall be with the Seller for as long as such Aircraft, component, accessory, equipment or part shall be under the care, custody and control of the Seller and;

(b)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

(vii)	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer shall refund to the Seller reasonable inspection and test charges incurred in connection therewith.

(viii)	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.8	Inhouse Warranty

(i)	Seller’s Authorisation

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The Seller hereby authorizes the Buyer to repair Warranted Parts (the “Inhouse Warranty”) subject to the terms of this Clause 12.1.8.

(ii)	Conditions for Seller’s Authorisation

The Buyer shall be entitled to repair such Warranted Parts:

(a)	provided the Buyer notifies the Seller’s representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of *****. The Buyers notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorisation;

(b)	provided adequate facilities and qualified personnel are available to the Buyer;

(c)	provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

(d)	only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.

(iii)	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.7(ii). Furthermore, the Seller shall have the right to have a Seller representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(iv)	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in Clause 12.1.6(ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.7(v) and in addition shall include:

(a)	a report of technical findings with respect to the defect;

(b)	for parts required to remedy the defect:

- part numbers,

- serial numbers (if applicable),

- parts description,

- quantity of parts,

- unit price of parts,

- related Seller’s or third party’s invoices (if applicable),

- total price of parts,

(c)	detailed number of labor hours;

(d)	Inhouse Warranty Labor Rate; and

(e)	Total claim value.

(v)	*****

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be *****, determined as set forth below:

(a)	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(b)	***** The Inhouse Warranty Labor Rate shall be *****. For the purposes of this Clause 12.1.8(v) only, *****.

(c)	*****

(vi)	Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of ***** of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

(vii)	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either ***** after the date of completion of the repair or ***** after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within ***** of receipt of the Seller’s request to that effect. Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller representative(s). Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.9	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 17.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.1.10	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, *****. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities. The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state; and

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.12	Limitation of liability

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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OF ANY WARRANTED PART UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herebelow) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply. For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in the Seller’s then current standard service life policy; and

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item was originally installed has completed thirty six thousand (36,000) flying hours or twelve thousand (12,000) flight cycles or within twelve (12) years after the Delivery of said Aircraft, whichever shall first occur, the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

(i)	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.

12.2.3	Seller’s Participation in the Costs

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12.2.4

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer ***** therefore, ***** determined in accordance with the following formula:

*****

(i)	*****

(ii)	*****

(iii)	*****

12.2.5	General Conditions and Limitations

(i)	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

(ii)	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(a)	the Buyer shall maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(b)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(c)	the Buyer shall comply with the conditions of Clause 12.1.11;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

35

(d)	the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller; and

(e)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within ***** after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

(iii)	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.7.

(iv)	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit *****. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

(v)

This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or Airframe components to conform to new developments occurring in the state of airframe design and manufacturing art. The Seller’s obligation hereunder is to furnish only those corrections to the Items or provide replacements therefor as provided for in this Clause 12.2. The Buyer’s sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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virtue of this Service Life Policy shall be *****, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item that is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related. The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.3	Supplier Warranties and Service Life Policies

Prior to/at Delivery of the first Aircraft, the Seller shall provide the Buyer with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the supplier product support agreements to be entered into between the Buyer and the Seller prior to Delivery.

12.3.1	Definitions

“Supplier” means any supplier of Supplier Parts.

“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

“Supplier Product Support Agreements” means agreements between the Seller and Suppliers to be negotiated in good faith between the Buyer and the Seller containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

(i)	In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, ***** the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement shall apply.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(ii)	In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, ***** and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier’s Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

(iii)	At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.
12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (the “Interface Problem”), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.4.2	Seller’s Responsibility

if the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action, when accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such interface Problem.

12.4.5	General

(i)	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

(ii)	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

(iii)	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

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12.5	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND REMEDIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA, OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

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12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy that duplicates any other remedy available to the Buyer in respect of the same defect under Clauses 12.1 and 12.2 as such Clauses may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

12.7.1	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

12.7.2	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

12.7.3	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Without prejudice to Clause 17.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which shall not be unreasonably withheld. Any transfer in violation of this Clause 12.9 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

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13.	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent; and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

(a)	from the time of design of such Airframe, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof; or, in the alternative;

(b)	from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to:

(i)	Buyer Furnished Equipment or Propulsion Systems; or

(ii)	parts not supplied pursuant to a Supplier Product Support Agreement; or

(iii)	software not created by the Seller.

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13.1.3	In the event that the Buyer is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either:

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)	act in such a way as to mitigate damages and/or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

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13.2.3	The Seller’s liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

14.	BUYER FURNISHED EQUIPMENT

14.1	Administration

14.1.1	Without additional charge, the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that they are referred to in the Airbus BFE Product Catalogue valid at the time the BFE is selected.

14.1.2	The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition (the “BFE Engineering Definition”) including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

14.1.3	The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide or cause to be provided such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

14.1.4	The Buyer shall also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GMBH, Division Hamburger Flugzeugbau, works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

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14.1.5	The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

14.1.6	The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonée”, or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

Shipping Addresses:

AIRBUS OPERATIONS S.A.S.

Route de Bayonne

31300 TOULOUSE FRANCE

or

AIRBUS OPERATIONS GMBH

Division Hamburger Flugzeugbau

Kreetslag 10

21129 HAMBURG

FEDERAL REPUBLIC OF GERMANY

as specified by the Seller.

14.2	Aviation Authorities’ Requirements

The Buyer is responsible for, at its expense, and warrants that BFE shall: (i) be manufactured by a qualified supplier; (ii) meet the requirements of the Specification; (iii) comply with the BFE Engineering Definition; (iv) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet; (v) be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyers Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft; and (vi) not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or Delivery of the Aircraft.

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14.3	Buyer’s Obligation and Seller’s Remedies

14.3.1	Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in Clause 14.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation.

14.3.2	Further, in any such event, the Seller may:

(i)	select, purchase and install an equipment similar to the involved one, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

(ii)	if the BFE shall be so delayed by more than *****, or unapproved within ***** of the dates specified in Clause 14.1.2, deliver the Aircraft without the installation of such BFE, notwithstanding the applicable terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment. The Buyer may also elect to have the Aircraft so delivered.

14.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.

14.5	Disposition of BFE Following Termination

14.5.1	*****.

****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

46

14.5.2	The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 14.5.1 and shall be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer shall reimburse the Seller for all such costs within ***** of receiving documentation of such costs from the Seller.

14.5.3	The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to paragraph 14.5.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller’s facility within ***** of the date of such notice. The Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Sellers facility within such period.

14.5.4	The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller shall use reasonable care in such removal.

14.5.5	The Buyer shall grant title (or, as the case may be, procure that title is granted to) the Seller to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

15.	INDEMNIFICATION

15.1	The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

15.1.1	loss of, or damage to, the Seller’s property;

15.1.2	injury to, or death of, the directors, officers, agents or employees of the Seller;

15.1.3	any damage caused by the Seller to third parties arising out of, or in any way connected with, any ground check, check or controls connected with the Technical Acceptance Process; and

15.1.4	any damage caused by the Buyer and/or the Seller to third parties arising out of, or in any way connected with, technical acceptance flights under Clause 8 of this Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

47

15.2	The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

15.2.1	loss of, or damage to, the Buyer’s property;

15.2.2	injury to, or death of, the directors, officers, agents or employees of the Buyer; and

15.2.3	any damage caused by the Buyer to third parties arising out of, or in any way connected with the Technical Acceptance Process.

16.	REMEDIES

16.1	Insolvency

In the event that either the Seller or the Buyer:

16.1	makes a general assignment for the benefit of creditors or becomes insolvent;

16.2	files a voluntary petition in bankruptcy;

16.3	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

16.4	commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

16.5	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least *****; or

16.6	is divested of a substantial part of its assets for a period of at least *****, then the other party may, to the full extent permitted by law, by written notice, terminate all or part of its obligations under this Agreement.

16.2	*****

If for any Aircraft the Buyer fails to *****.

16.3	*****

If the Buyer fails to *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

48

16.4	Default under Other Agreements

If Buyer *****.

16.5	Change of Control

If after the date of this Agreement the ultimate beneficial ownership of a majority of the shares in the Buyer or in the ultimate control of the Buyer occurs without the prior approval of the Seller, the Seller may, by written notice, terminate all or part of its obligations under this Agreement with respect to undelivered Aircraft.

16.6	General

16.6.1	To the fullest extent permitted by law, ***** upon receipt by the relevant party of the notice sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

16.6.2	The right for either party ***** shall be without prejudice to any other rights and remedies available to such party to enforce its rights under this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

16.6.3	If the party taking the initiative of *****, the notice sent to the other party shall *****.

16.6.4	In the event *****, without prejudice to any other rights and remedies available under this Agreement or by law, *****.

17.	ASSIGNMENTS AND TRANSFERS

17.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller.

17.1.1	Assignments for Predelivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in order to provide security for the financing of any Predelivery Payments subject to such assignment being in form and substance acceptable to the Seller.

17.1.2	Assignments for Delivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price subject to such assignment being in form and substance acceptable to the Seller.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

49

17.2	Assignments by Seller

The Seller may at any time sell, assign, novate or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to Buyer and shall not have a material adverse effect on any of Buyer’s rights and obligations under this Agreement.

17.3	Transfer of Rights and Obligations upon Restructuring

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) under the control of the ultimate controlling shareholders of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognises that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, shall be binding upon the Buyer.

18.	MISCELLANEOUS PROVISIONS

18.1	Data Retrieval

On the Seller’s reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide.

18.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

50

Seller’s address for notices is:

AIRBUS S.A.S.

Attn. To V. P. Contracts

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

Buyer’s address for notices is:

[ 🌑 ]

Attn:    [ 🌑 ]

[ 🌑 ]

Attention:    [ 🌑 ]

Fax:    [ 🌑 ]

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

18.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

51

18.4	Law and Jurisdiction

18.4.1	This Agreement shall be governed by and construed in accordance with the laws of England.

18.4.2	Any dispute arising out of or in connection with this Agreement shall be within the exclusive jurisdiction of the Courts of England.

18.4.3	The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

18.5	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein. The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this transaction.

18.6	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

18.7	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

52

18.8	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

18.9	Counterparts

This Agreement has been executed in two (2) original copies. Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

18.10	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 18.10, the term Agreement shall not include the Specification or any other Exhibit hereto.

18.11	Confidentiality

This Agreement including any Exhibits, other documents or data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under the Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except:

(a)	as may be required by law;

(b)	to professional advisors for the purpose of implementation of this Agreement and the transactions contemplated herein;

(c)	*****

(d)	*****

Both the Buyer and the Seller agree:

(i)	not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

53

(ii)	that any and all terms and conditions of the transaction contemplated in this Agreement are strictly personal and exclusive to the Buyer, including in particular, but not limited to, the Aircraft pricing (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(a)	the contact details of the Receiving Party;

(b)	the extent of the Personal Information subject to disclosure; and

(c)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed. The provisions of this Clause 18.11 shall survive any termination of this Agreement for a period of *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

54

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of	For and on behalf of

[ 🌑 ]	AIRBUS S.A.S.

Name:	Name:
Title:	Title:

55

EXHIBIT A

Part 1

AIRFRAME PRICE REVISION FORMULA

1.	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2.	BASE PERIOD

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in ***** and corresponding to a theoretical delivery in ***** as defined by “EClb” and “ICb” index values indicated hereafter.

3.	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU20232110000001.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

56

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	REVISION FORMULA

*****

5.	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient (*****) and (*****) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Airframe Price Revision Formula

If:

(a)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(b)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(c)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

57

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

58

EXHIBIT A

Part 2

PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

1.	REFERENCE PRICE OF THE PROPULSION SYSTEM

The “Propulsion Systems Reference Price” (as such term is used in this Exhibit C Part 2) of a set of two (2) CFM International LEAP-1A26 Engines is *****.

The Propulsion Systems Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of this Exhibit C Part 2.

2.	REFERENCE PERIOD

The Propulsion Systems Reference Price has been established in accordance with the economic conditions prevailing for a ***** as defined by CFM International by the Reference Composite Price Index (CPI) 186.92.

3.	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECB36411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational groups, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, *****).

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU20232110000001.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

59

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	REVISION FORMULA

*****

5.	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material Index average (*****) will be rounded to the nearest second decimal place and the Labor Index average (*****) will be rounded to the nearest first decimal place.

(ii)	***** will be rounded to the nearest second decimal place.

(iii)	The final factor ***** will be rounded to the nearest fourth decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. After final computation, ***** will be rounded to the nearest whole number (0.5 rounds to 1),

5.2	Final Index Values

The revised Propulsion Systems Reference Price at the date of Aircraft delivery will not be subject to any further adjustment in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by CFM International, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

60

5.4	Annulment of the Formula

Should the above ***** provisions become null and void by action of the US Government, the Propulsion Systems Reference Price will be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference ***** to the ***** prior to the scheduled month of Aircraft delivery.

5.5	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

61

EXHIBIT B

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [ 🌑 ]] of the purchase agreement dated [day] [month] [year] and made between W(the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A320 aircraft, bearing manufacturer’s serial number [ 🌑 ], and registration mark [ 🌑 ] (the “Aircraft”) have taken place in *****.

In view of said tests having been carried out with satisfactory results, the Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, [as agent of the Owner] has caused this instrument to be executed by its duly authorised representative this ______ day [month], [year] in *****.s

CUSTOMER [as agent of OWNER]

Name:

Title:

Signature:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

62

EXHIBIT C

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the propulsion systems as specified (the “Propulsion Systems”) and [all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME	PROPULSION SYSTEMS

AIRBUS Model A320-200	CFM International LEAP-1A26

MANUFACTURER’S SERIAL NUMBER: [ 🌑 ]	ENGINE SERIAL NUMBERS: LH: [ 🌑 ] RH: [ 🌑 ]

REGISTRATION MARK: [ 🌑 ]

The Airframe, Propulsion Systems and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this _____ day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

63

This Bill of Sale shall be governed by and construed in accordance with the laws of England.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this ____ day of [month], [year] in *****.

AIRBUS S.A.S.

Name:

Title:

Signature:

****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

64

EXHIBIT D

PRE-DELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS

*****

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*****		*****

*****

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****		*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

65

*****

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****		*****

1

[1]	Number of Aircraft to be included in this Exhibit D to be updated prior to signature.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

66

APPENDIX 1

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

67

Part B—Replacement A321 Purchase Agreement

68

EXECUTION VERSION

A321 Purchase Agreement

BETWEEN

AIRBUS S.A.S.

as Seller

AND

[ 🌑 ]

as Buyer

CONTENTS

CLAUSES	TITLES

0	DEFINITIONS AND INTERPRETATION	5

1	SALE AND PURCHASE	8

2	SPECIFICATION	8

3	PRICES	10

4	PRICE REVISION	11

5	PAYMENTS	11

6	MANUFACTURE PROCEDURE – INSPECTION	13

7	CERTIFICATION	15

8	TECHNICAL ACCEPTANCE	16

9	DELIVERY	18

10	EXCUSABLE DELAY	20

11	NON-EXCUSABLE DELAY	22

12	WARRANTIES AND SERVICE LIFE POLICY	23

13	PATENT AND COPYRIGHT INDEMNITY	41

14	BUYER FURNISHED EQUIPMENT	43

15	INDEMNIFICATION AND INSURANCE	47

16	REMEDIES	48

17	ASSIGNMENTS AND TRANSFERS	49

18	MISCELLANEOUS PROVISIONS	50

CONTENTS

EXHIBITS	TITLES

Exhibit A	Part 1 -AIRFRAME PRICE REVISION FORMULA	56
	Parts 2- PROPULSION SYSTEM PRICE REVISION FORMULA	58

Exhibit B	FORM OF CERTIFICATE OF ACCEPTANCE	60

Exhibit C	FORM OF BILL OF SALE	61

Exhibit D	PRE-DELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS	63

A321 FAMILY PURCHASE AGREEMENT

This A321 Purchase Agreement is made on ___ _________ 2014 (the “Agreement”).

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1, rond-point Maurice Bellonte, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”);

and

[ 🌑 ], a [ ] company incorporated and existing under the laws of New York and having its registered office at [ 🌑 ] (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0.	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

Affiliate means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person.

Aircraft means an Airbus A321 aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

Airframe means the Aircraft excluding the Propulsion Systems.

Airframe Base Price has the meaning set out in Clause 3.1 which includes the SCN Budget.

Airframe Price Revision Formula is set out in Part 1 of Exhibit A.

Aviation Authority means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

Business Day means a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in France, in Germany and in the Buyer’s country or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in the Buyer’s country and in New York, as appropriate.

Declaration of Design and Performance or DDP means the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date means the date on which Delivery occurs.

Delivery Location means the facilities of the Seller at the location of final assembly of the Aircraft.

Export Airworthiness Certificate means an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

Facility Agent means Citibank N.A. as facility agent for and on behalf of the Lenders under the PDP Loan Agreement.

Final Price has the meaning set out in Clause 3.2.

Frontier means Frontier Airlines, Inc. a company incorporated and existing under the laws of Colorado.

Frontier A321 PA means the aircraft purchase agreement dated 31 October 2014 as amended and supplemented from time to time, made between Frontier and the Seller.

Lenders has the meaning ascribed to such term in the Step-In Agreement.

Manufacture Facilities means the various manufacture facilities of the Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

Other Agreement means any Other PDP Agreement but only if the Buyer has exercised its entitlement to purchase or otherwise acquire title to an aircraft under such Other PDP Agreement and has become obliged to Airbus or its Affiliates to purchase such aircraft.

Other PDP Agreement means any other pre-delivery payment financing arrangement, other than that which is connected with this Agreement, entered into from time to time between the Seller (or any of its Affiliates) and the Buyer (or any of its Affiliates) in connection with a financing of aircraft for Frontier pursuant to which the Buyer (or any of its Affiliates) has a conditional right to purchase or otherwise acquire title to an aircraft from Airbus (or any of its Affiliates).

PDP Loan Agreement has the meaning ascribed to such term in the Step-in Agreement.

Predelivery Payment means the payment(s) determined in accordance with Clause 5.2.

Propulsion Systems has the meaning given to it in Clause 2.3.

Propulsion Systems Manufacturer means the manufacturer of the Propulsion System as set out in Clause 2.3.

Propulsion System Price Revision Formula is set out in Part 2 of Exhibit A.

Propulsion Systems Reference Price means the Propulsion Systems Manufacturer reference price as set out in Exhibit A Part 2.

Ready for Delivery means the time when the Technical Acceptance Process has been completed in accordance with Clause 8 and all technical conditions required for the issuance of the Export Airworthiness Certificate have been satisfied.

SCN Budget means: the amount of *****, being the cost in delivery condition ***** Dollars of the SCNs which the Buyer and the Seller have assumed to be applicable to each Airframe as delivered hereunder and which cost is included in the relevant Airframe Base Price set out in Clause 3.1.

Security Trustee means the Bank of Utah, not in its individual capacity but solely as security trustee for and on behalf of the Facility Agent and the Lenders.

Seller Furnished Equipment or SFE corresponds to items of equipment that are identified in the Specification as being furnished by the Seller.

Sharklets means a new large wingtip device designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft and which are part of the SCN Budget.

Specification Change Notice or SCN means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification means either: (a) the Standard Specification if no SCNs are applicable; or (b) if SCNs are applicable, the Standard Specification as amended by all applicable SCNs.

Standard Specification means the A321 standard specification document number *****.

Step-In Agreement means the step-in agreement dated [ 🌑 ] 2014 made between the Buyer, the Security Trustee and the Seller in respect of the Aircraft.

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)	references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of nine (9) A321 Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

2.	SPECIFICATION

2.1	Aircraft Specification

The Aircraft shall be manufactured in accordance with the Standard Specification, as may already have been modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 1.

2.2	Specification Amendment

The Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notices

The Specification may be amended by written agreement between the Buyer and the Seller in a Specification Change Notice. Each SCN shall be in the Seller’s standard form and shall set out the particular change to be made to the Specification and the effect, if any, of such change on the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Final Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

(i)	Manufacturer Specification Changes Notices

(a)	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the Seller’s standard form and shall set out the change to be made to the Specification and the effect, if any, of such change on the Aircraft affected thereby and the Specification.

(b)	If a MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence (a “Mandatory MSCN”), any such Mandatory MSCN shall be accomplished without requiring the Buyer’s consent. If the MSCN is not a Mandatory MSCN (a “Non-Mandatory MSCN”) and adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such Non-Mandatory MSCN. If the Buyer does not notify the Seller of the rejection of the Non-Mandatory MSCN within such period, the Non-Mandatory MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

(ii)	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2(i)(a) above, such revision shall be performed by the Seller without the Buyer’s consent.

(iii)	The Seller is considering turning certain items, which are currently BFE in the Specification, into SFE and the parties agree that such BFE items shall be excluded from the provisions of Clauses 2,2.2(i) and 2.2.2(ii) above and, should they become SFE, shall furthermore be chargeable to the Buyer.

2.3	Propulsion System

Each Airframe shall be equipped with a set of two (2) CFM International CFM56B3/3 engines propulsion systems (the “Propulsion Systems”).

2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customisation milestones chart (the “Customisation Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the

Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

The Customisation Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

3.	PRICES

3.1	Airframe Base Price

The Airframe Base Price is *****.

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in ***** and corresponding to a theoretical delivery in *****.

3.2	Final Price

The Final Price of each Aircraft shall be the Airframe Base Price as increased by:

(i)	the price of any unpaid MSCNs and any Specification Change Notices contracted after the date ***** as adjusted to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula;

(ii)	escalation of the Airframe Base Price from a theoretical delivery date of ***** to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula;

(iii)	the Propulsion Systems Reference Price and its corresponding escalation from a theoretical delivery date of ***** for the Propulsion Systems to the actual Delivery Date of such Aircraft in accordance with the Propulsion System Price Revision Formula; and

****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(iv)	any other amount due from the Buyer to the Seller pursuant to this Agreement and/or any other agreement between the Buyer and the Seller with respect to the Aircraft.

4.	INTENTIONALLY LEFT BLANK

5.	PAYMENTS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the following account:

Beneficiary Name: *****

account identification: *****

with:

*****

SWIFT: *****

ABA: *****

or to such other account as may be designated by the Seller.

5.2	Predelivery Payments

5.2.1	The Buyer shall pay Predelivery Payments to the Seller in accordance with the schedule set out in Exhibit D.

5.2.2	Any Predelivery Payment received by the Seller shall constitute an instalment in respect of the Final Price of the Aircraft. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to: (i) the obligation to deduct any such Predelivery Payment from the Final Price when calculating the Balance of Final Price; or (ii) the obligation to pay to the Buyer an amount equal to the Predelivery Payments pursuant to any other provision of this Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.2.3	If any Predelivery Payment is not received ***** then, in addition to any other rights and remedies available to Seller, the Seller shall have no obligation to deliver any or all of the Aircraft remaining to be delivered under the Agreement within their respective Scheduled Delivery Month(s). Upon receipt of the full amount of all delayed Predelivery Payments, together with any amount due pursuant to Clause 5.6, the Seller shall inform the Buyer of new Scheduled Delivery Month(s) consistent with the Seller’s other commitments and production capabilities.

5.2.4	*****

5.3	Balance of Final Price

5.3.1	The “Balance of Final Price” payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date.

5.3.2	Upon receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.4	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2 and 5.3 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, ***** the invoice date.

5.5	Method of Payment

5.5.1	All payments provided for in this Agreement shall be made in US Dollars (US$) in immediately available funds.

5.5.2	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.6	Overdue Payments

*****

5.7	Taxes

5.7.1	*****

5.7.2	*****

5.7.3	*****

5.8	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.9	Set-Off

*****

5.10	*****

5.10.1	*****

5.10.2	*****

(i)	*****

(ii)	*****

6.	MANUFACTURE PROCEDURE – INSPECTION

6.1	Manufacture Procedure

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	Subject to providing the Seller with insurance certificates satisfactory to the Seller, the Buyer or its duly authorised representatives (the “Buyer’s inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions:

(i)	any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of the Seller; and

(iv)	the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the inspections, and commencing with the date hereof until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer’s Inspector(s).

7.	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under European Aviation Safety Agency (EASA) procedures for certification in the transport category. The Seller has obtained the relevant type certificate (the “Type Certificate”) to allow the issuance of the Export Airworthiness Certificate.

7.2	Export Airworthiness Certificate

7.2.1	The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate.

7.2.2	If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a “Change in Law”), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3	The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1(ii)) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of SCNs for Certification

7.3.1	The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be:

(i)	*****

(ii)	*****

7.3.2	Notwithstanding the provisions of sub-Clauses 7,3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion System Manufacturer, *****.

7.4	Validation of Export Airworthiness Certificate

7.4.1	The Seller shall endeavour to obtain the validation of the Export Airworthiness Certificate by the Buyer’s Aviation Authority.

7.4.2	Where the Buyer’s Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate the Seller shall incorporate such modification and/or provide such data at costs to be borne by the Buyer. The parties shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery and price of the Aircraft.

8.	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery the Aircraft shall undergo a technical acceptance process, proposed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer by no less than ***** notice;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller; and

(iv)	include a technical acceptance flight which shall *****.

8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process and notification of the start of such Technical Acceptance Process shall be done in accordance with Clause 9.1.2.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within ***** after its commencement;

(ii)	may have a maximum of ***** of the Buyer’s representatives (with no more than ***** such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on a technical acceptance flight and during such flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8.3	Certificate of Acceptance

Following completion of the Technical Acceptance Process, the Buyer shall sign and deliver to the Seller, in accordance with Clause 9.2.1, a certificate of acceptance in respect of the Aircraft in the form of Exhibit B (the “Certificate of Acceptance”).

8.4	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer’s obligation to accept Delivery of the Aircraft hereunder. However the Seller shall not be authorised to use the Aircraft during more than ***** for any other purpose without the specific agreement of the Buyer.

9.	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to the terms and conditions set out in this Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”) or quarters (each a “Scheduled Delivery Quarter”):

Aircraft Rank	CAC ID Reference		Scheduled Delivery
			Month/Quarter	Year
1	*****	A321 Aircraft	*****	*****
2	*****	A321 Aircraft	*****	*****
3	*****	A321 Aircraft	*****	*****
4	*****	A321 Aircraft	*****	*****
5	*****	A321 Aircraft	*****	*****
6	*****	A321 Aircraft	*****	*****
7	*****	A321 Aircraft	*****	*****
8	*****	A321 Aircraft	*****	*****
9	*****	A321 Aircraft	*****	*****

9.1.2	The Seller will give the Buyer written notice of the Scheduled Delivery Month of each Aircraft not already identified above at least ***** before the first day of the Scheduled Delivery Quarter of the respective Aircraft or upon execution of this Agreement for Aircraft to be delivered earlier than ***** before the first day of the Scheduled Delivery Quarter. The Seller shall give the Buyer at least ***** prior written notice of the anticipated date *****. Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9.2	Delivery

9.2.1	The Buyer shall, *****, sign the Certificate of Acceptance, pay the Balance of the Final Price and send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft.

9.2.2	The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer and that the Certificate of Acceptance has been signed and delivered to the Seller. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit C (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3	Should the Buyer fail, within the period specified in Clause 9.2.1, to:

(i)	deliver the signed Certificate of Acceptance to the Seller; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller and take Delivery of the Aircraft,

then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. Without prejudice to Clause 5.7 and the Seller’s other rights under this Agreement or at law:

(a)	the Seller shall retain title to the Aircraft; and

(b)	the Buyer shall bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty towards the Buyer to store, park, insure, or otherwise protect the Aircraft.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9.2.4	Should the Buyer fail to collect the Aircraft as mentioned in Clause 9.2.1 above and without prejudice to the Seller’s other rights under this Agreement or at law, the provisions of Clause 9.2.3(b) shall apply.

9.3	Fly Away

The Buyer and the Seller shall co-operate to obtain any licenses, which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft. All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

10.	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft are to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) *****.

10.2	If an Excusable Delay occurs:

10.2.1	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

10.2.2	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

10.2.3	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10.2.4	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than ***** after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party ***** after the ***** provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2	If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than ***** after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party ***** after receipt by the Buyer of the notice of anticipated delay.

10.3.3	If this Agreement has not been terminated with respect to the delayed Aircraft during the ***** referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within ***** of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding ***** after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

10.4.1	the Buyer notifies the Seller within ***** of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

10.4.2	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month,

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5	Termination Rights Exclusive

In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

11.	NON-EXCUSABLE DELAY

11.1	*****

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling ***** after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than ***** to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said re-negotiation shall not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling ***** and the parties have not renegotiated the Scheduled Delivery Month pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than ***** to terminate this Agreement in respect of the affected Aircraft and *****

11.4	Limitation of Damages

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to Clause 11.1 shall be considered to be a liquidated damages provision and has been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this Clause 11.

12.	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and which;

(i)	is manufactured to the detailed design of the Seller or a subcontractor of the Seller; and

(ii)	bears a part number of the Seller at the time of such Delivery.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(a)	in material;

(b)	in workmanship, including without limitation processes of manufacture;

(c)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(d)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(b); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (c).

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within ***** after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4	Buyer’s Remedy and Seller’s Obligation

(i)	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Sellers expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.8(v). The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

(ii)	In the event of a defect covered by Clauses 12.1.1(c), 12.1.1(d) and 12.1.2(ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(iii)	*****

(iv)	*****

12.1.5	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4(i) and 12.1.4(ii), the Seller shall reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(ii)	the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action as recommended by the Seller when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed or earlier,

(iii)	the labor rate for the reimbursement shall be the labor rate defined in Clause 12.1.8(v); and

(iv)	the manhours used to determine such reimbursement shall not exceed the Seller’s estimate of the manhours required for such inspections.

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within ***** of discovering the defect;

(iii)	the Buyer having submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.12 or from any act or omission of any third party;

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.8 below.

12.1.7	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(i)	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made by the Seller and shall be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

(ii)	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be *****.

(iii)	Return of an Aircraft

If	the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, the Seller ***** The Buyer shall make its reasonable efforts to minimize the duration of the corresponding flights.

(iv)	On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the *****. The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft. If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

(v)	Warranty Claim Substantiation

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Each Warranty Claim filed by the Buyer under this Clause 12.1 shall contain at least the following data:

(a)	description of defect and action taken, if any,

(b)	date of incident and/or removal date,

(c)	description of Warranted Part claimed to be defective,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer Serial Number of the Aircraft and/or its registration,

(j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)	Warranty Claim number,

(l)	date of Warranty Claim,

(m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS S.A.S.

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

(vi)	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(a)	risk of loss (limited to cost of replacement and excluding in particular loss of use) shall be with the Seller for as long as such Aircraft, component, accessory, equipment or part shall be under the care, custody and control of the Seller and;

(b)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

(vii)	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer shall refund to the Seller reasonable inspection and test charges incurred in connection therewith.

(viii)	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.8	Inhouse Warranty

(i)	Seller’s Authorisation

The Seller hereby authorizes the Buyer to repair Warranted Parts (the “Inhouse Warranty”) subject to the terms of this Clause 12.1.8.

(ii)	Conditions for Seller’s Authorisation

The Buyer shall be entitled to repair such Warranted Parts:

(a)	provided the Buyer notifies the Seller’s representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of *****. The Buyer’s notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorisation;

(b)	provided adequate facilities and qualified personnel are available to the Buyer;

(c)	provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

(d)	only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(iii)	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.7(ii). Furthermore, the Seller shall have the right to have a Seller representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

(iv)	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in Clause 12.1.6(ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.7(v) and in addition shall include:

(a)	a report of technical findings with respect to the defect;

(b)	for parts required to remedy the defect:

-part numbers,

-serial numbers (if applicable),

-parts description,

-quantity of parts,

-unit price of parts,

-related Seller’s or third party’s invoices (if applicable), -total price of parts,

(c)	detailed number of labor hours;

(d)	Inhouse Warranty Labor Rate; and

(e)	total claim value.

(v)	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be ***** determined as set forth below:

(a)	*****

(b)	***** The Inhouse Warranty Labor Rate shall be *****. For the purposes of this Clause 12.1.8(v) only, *****, defined in the Airframe Price Revision Formula.

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller *****.

(vi)	Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of ***** of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

(vii)	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either ***** after the date of completion of the repair or ***** after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within ***** of receipt of the Seller’s request to that effect. Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller representative(s). Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyers file for a least the duration of the applicable Warranty Period.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.1.9	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 17.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.10	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, *****. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities. The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state; and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.12	Limitation of liability

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF ANY WARRANTED PART UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

12.2	Seller Service Life Policy

In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herebelow) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply. For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in the Seller’s then current standard service life policy; and

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item ***** after the Delivery of said Aircraft, whichever shall first occur, the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

(i)	design and furnish to the Buyer a correction for such item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts),

or

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(ii)	replace such Item.

12.2.3	Seller’s Participation in the Costs

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer ***** therefore, ***** determined in accordance with the following formula:

*****

*****

(i)	*****

(ii)	*****

(iii)	*****

12.2.4	General Conditions and Limitations

(i)	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

(ii)	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(a)	the Buyer shall maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(b)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(c)	the Buyer shall comply with the conditions of Clause 12.1.11;

(d)	the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller; and

(e)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within ***** after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

(iii)	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.7.

(iv)	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit *****. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(v)	This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or Airframe components to conform to new developments occurring in the state of airframe design and manufacturing art. The Seller’s obligation hereunder is to furnish only those corrections to the Items or provide replacements therefor as provided for in this Clause 12.2. The Buyer’s sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be ***** limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item that is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related. The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.3	Supplier Warranties and Service Life Policies

Prior to/at Delivery of the first Aircraft, the Seller shall provide the Buyer with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the supplier product support agreements to be entered into between the Buyer and the Seller prior to Delivery.

12.3.1	Definitions

“Supplier” means any supplier of Supplier Parts.

“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

“Supplier Product Support Agreements” means agreements between the Seller and Suppliers to be negotiated in good faith between the Buyer and the Seller containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.3.2	Supplier’s Default

(i)	*****

(ii)	*****

(iii)	*****

12.4	Interface Commitment

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (the “Interface Problem”), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action, when accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General
(i)	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

(ii)	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

(iii)	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	*****

A. *****

B. *****

C. *****

D. *****

E. *****

12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy that duplicates any other remedy available to the Buyer in respect of the same defect under Clauses 12.1 and 12.2 as such Clauses may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

12.7.1	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.7.2	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

12.7.3	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Without prejudice to Clause 17.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which shall not be unreasonably withheld. Any transfer in violation of this Clause 12.9 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

13.	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	*****

(i)	*****

(ii)	*****

(a)	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(b)	*****

(iii)	*****

13.1.2	*****

(i)	*****

(ii)	*****

(iii)	*****

13.1.3	*****

(i)	*****

(ii)	*****

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(v)	act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

13.2.3	The Seller’s liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

14.	BUYER FURNISHED EQUIPMENT

14.1	Administration

14.1.1	Without additional charge, the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that they are referred to in the Airbus BFE Product Catalogue valid at the time the BFE is selected.

14.1.2	The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition (the “BFE Engineering Definition”) including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

14.1.3	The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide or cause to be provided such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

14.1.4	The Buyer shall also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GMBH, Division Hamburger Flugzeugbau, works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

14.1.5	The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

14.1.6	The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system {^Regime de rentrepot industriel pour fabrication coordonnee3’ or uZollverschlussn) without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

Shipping Addresses:

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

AIRBUS OPERATIONS GMBH

Division Hamburger Flugzeugbau

Kreetslag 10

21129 HAMBURG

FEDERAL REPUBLIC OF GERMANY

as specified by the Seller.

14.2	Aviation Authorities’ Requirements

The Buyer is responsible for, at its expense, and warrants that BFE shall: (i) be manufactured by a qualified supplier; (ii) meet the requirements of the Specification; (iii) comply with the BFE Engineering Definition; (iv) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet; (v) be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft; and (vi) not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or Delivery of the Aircraft.

14.3	Buyer’s Obligation and Seller’s Remedies

14.3.1	Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in Clause 14.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs, attributable to such delay or failure such as storage taxes, insurance and costs of out-of sequence installation.

14.3.2	Further, in any such event, the Seller may:

(i)	select, purchase and install an equipment similar to the involved one, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(ii)	if the BFE shall be so delayed by more than *****, or unapproved within ***** of the dates specified in Clause 14.1.2, deliver the Aircraft without the installation of such BFE, notwithstanding the applicable terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment. The Buyer may also elect to have the Aircraft so delivered.

14.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.

14.5	Disposition of BFE Following Termination

14.5.1	*****

14.5.2	The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause

14.5.3	and shall be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. *****.

14.5.4	The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to paragraph 14.5.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller” facility within ***** of the date of such notice. The Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

14.5.5	The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller shall use reasonable care in such removal.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

14.5.6	The Buyer shall grant title (or, as the case may be, procure that title is granted to) the Seller to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

15.	INDEMNIFICATION

15.1	The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

15.1.1	loss of, or damage to, the Seller’s property;

15.1.2	injury to, or death of, the directors, officers, agents or employees of the Seller;

15.1.3	any damage caused by the Seller to third parties arising out of, or in any way connected with, any ground check, check or controls connected with the Technical Acceptance Process; and

15.1.4	any damage caused by the Buyer and/or the Seller to third parties arising out of, or in any way connected with, technical acceptance flights under Clause 8 of this Agreement.

15.2	The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

15.2.1	loss of, or damage to, the Buyer’s property;

15.2.2	injury to, or death of, the directors, officers, agents or employees of the Buyer; and

15.2.3	any damage caused by the Buyer to third parties arising out of, or in any way connected with the Technical Acceptance Process.

16.	REMEDIES

16.1	Insolvency

In the event that either the Seller or the Buyer:

16.1.1	makes a general assignment for the benefit of creditors or becomes insolvent;

16.1.2	files a voluntary petition in bankruptcy;

16.1.3	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

16.1.4	commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

16.1.5	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least *****; or

16.1.6	is divested of a substantial part of its assets for a period of at least *****,

then the other party may, to the full extent permitted by law, by written notice, terminate all or part of its obligations under this Agreement.

16.2	*****

If for any Aircraft the Buyer fails to *****

16.3	*****

If the Buyer fails to *****.

16.4	Default under Other Agreements

If Buyer *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16.5	Change of Control

If after the date of this Agreement the ultimate beneficial ownership of a majority of the shares in the Buyer or in the ultimate control of the Buyer occurs without the prior approval of the Seller, the Seller may, by written notice, terminate all or part of its obligations under this Agreement with respect to undelivered Aircraft.

16.6	General

16.6.1	To the fullest extent permitted by law, ***** upon receipt by the relevant party of the notice sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

16.6.2	The right for either party ***** shall be without prejudice to any other rights and remedies available to such party to enforce its rights under this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

16.6.3	If the party taking the initiative of *****, the notice sent to the other party shall *****.

16.6.4	In the event of *****, without prejudice to any other rights and remedies available under this Agreement or by law, *****.

17.	ASSIGNMENTS AND TRANSFERS

17.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller.

17.1.1	Assignments for Predelivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in order to provide security for the financing of any Predelivery Payments subject to such assignment being in form and substance acceptable to the Seller.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

17.1.2	Assignments for Delivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price subject to such assignment being in form and substance acceptable to the Seller.

17.2	Assignments by Seller

The Seller may at any time sell, assign, novate or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to Buyer and shall not have a material adverse effect on any of Buyer’s rights and obligations under this Agreement.

17.3	Transfer of Rights and Obligations upon Restructuring

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) under the control of the ultimate controlling shareholders of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognises that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, shall be binding upon the Buyer.

18.	MISCELLANEOUS PROVISIONS

18.1	Data Retrieval

On the Seller’s reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide.

18.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS S.A.S.

Attn. To V. P. Contracts

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

Buyer’s address for notices is:

[ 🌑 ]

Attn: [ 🌑 ]

[ 🌑 ]

Attention: [ 🌑 ]

Fax: [ 🌑 ]

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

18.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

18.4	Law and Jurisdiction

18.4.1	This Agreement shall be governed by and construed in accordance with the laws of England.

18.4.2	Any dispute arising out of or in connection with this Agreement shall be within the exclusive jurisdiction of the Courts of England.

18.4.3	The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

18.5	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein. The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this transaction.

18.6	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

18.7	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

18.8	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

18.9	Counterparts

This Agreement has been executed in two (2) original copies. Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

18.10	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 18.10, the term Agreement shall not include the Specification or any other Exhibit hereto.

18.11	Confidentiality

This Agreement including any Exhibits, other documents or data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under the Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except:

(a)	as may be required by law;

(b)	to professional advisors for the purpose of implementation of this Agreement and the transactions contemplated herein;

(c)	*****

(d)	*****

Both the Buyer and the Seller agree:

(i)	not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto;

(ii)	that any and all terms and conditions of the transaction contemplated in this Agreement are strictly personal and exclusive to the Buyer, including in particular, but not limited to, the Aircraft pricing (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(a)	the contact details of the Receiving Party;

(b)	the extent of the Personal Information subject to disclosure; and

(c)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed. The provisions of this Clause 18.11 shall survive any termination of this Agreement for a period of *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of	For and on behalf of
[ 🌑 ] Name: Title:	AIRBUS S.A.S. Name: Title:

EXHIBIT A

Part 1

AIRFRAME PRICE REVISION FORMULA

1.	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2.	BASE PERIOD

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in ***** and corresponding to a theoretical delivery in ***** as defined by “EClb” and “ICb” index values indicated hereafter.

3.	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in MNEWSn, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU20232110000001.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	REVISION FORMULA

*****

5.	GENERAL PROVISIONS

5.1	Roundings

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient (*****) and (*****) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Airframe Price Revision Formula If:

(a)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(b)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(c)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A

Part 2

PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

1.	REFERENCE PRICE OF THE PROPULSION SYSTEM

The “Propulsion Systems Reference Price” (as such term is used in this Exhibit A Part 2) of a set of two (2) CFM International CFM56-5B3/3 Engines is *****

The Propulsion Systems Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of this Exhibit C Part 2.

2.	REFERENCE PERIOD

The Propulsion Systems Reference Price has been established in accordance with the economic conditions prevailing for a theoretical delivery in ***** as defined by CFM International by the Reference Composite Price Index (CPI) 148.84.

3.	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECB36411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational groups, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, *****).

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU20232110000001.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	REVISION FORMULA

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material Index average ***** will be rounded to the nearest second decimal place and the Labor Index average ***** will be rounded to the nearest first decimal place.

(ii)	***** will be rounded to the nearest second decimal place.

(iii)	The final factor ***** will be rounded to the nearest fourth decimal place. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. After final computation, ***** will be rounded to the nearest whole number (0.5 rounds to 1 ). 5.2 Final

5.2	Final Index Values

The revised Propulsion Systems Reference Price at the date of Aircraft delivery will not be subject to any further adjustment in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by CFM International, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

5.4	Annulment of the Formula

Should the above ***** provisions become null and void by action of the US Government, the Propulsion Systems Reference Price will be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Composite Price Index to the ***** prior to the scheduled month of Aircraft delivery.

5.5	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [ 🌑 ]] of the purchase agreement dated [day] [month][year] and made between [ 🌑 ](the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A321 aircraft, bearing manufacturer’s serial number [ 🌑 ], and registration mark [ 🌑 ] (the “Aircraft”) have taken place in *****.

In view of said tests having been carried out with satisfactory results, the Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, [as agent of the Owner] has caused this instrument to be executed by its duly authorised representative this [day] [month], [year] in *****.

CUSTOMER [as agent of OWNER]

Name:

Title:

Signature:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the propulsion systems as specified (the “Propulsion Systems”) and [ail appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME	PROPULSION SYSTEMS

AIRBUS Model A321-200	CFM International CFM56-5B3/3

MANUFACTURER’S SERIAL NUMBER: [ 🌑 ]	ENGINE SERIAL NUMBERS: LH: [ 🌑 ] RH: [ 🌑 ]

REGISTRATION MARK:	[ 🌑 ]

The Airframe, Propulsion Systems and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this ____ day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Bill of Sale shall be governed by and construed in accordance with the laws of England.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this ____ day of [month], [year] in *****.

AIRBUS S.A.S.

Name:

Title:

Signature:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D

PRE-DELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX 1

SPECIFICATION CHANGE NOTICE

Based on A321-200 *****

ATA	Description
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix A PDP Loan Agreement Extracts

Clause 4 – Events of Default

4.	Events of Default

Each of the following events shall constitute an Event of Default which shall continue so long as, but only as long as, it shall not have been remedied:

(a)	Non Payment. The Borrower shall have failed to make a payment of any principal on any Loan Certificate within ***** after the same shall have become due; or the Borrower shall have failed to make a payment of interest on any Loan Certificate within ***** after the same shall have become due;

(b)	Other Payments. The Borrower shall have failed to make any payment of any amount owed to any Finance Party under the Operative Documents, including without limitation, any payment owed pursuant to Clause 5.9 of the Credit Agreement, other than as provided under paragraph (a) of this Clause 4 after the same shall have become due and such failure shall continue for five (5) Business Days after the Borrower has received notice that such payment is due;

(c)	Special Purpose Covenants. The Borrower shall have failed to perform or observe, or caused to be performed and observed, any covenant or agreement to be performed or observed by it under Clause 10.3 of the Credit Agreement;

(d)	Other Covenants. The Borrower or either Guarantor shall have failed to perform or observe, or caused to be performed and observed, in any respect, any other covenant or agreement to be performed or observed by it under any Operative Document, and such failure (if capable of remedy) shall continue unremedied for a period of ***** after Borrower’s or either Guarantor’s receipt of written notice from the Security Trustee or the Facility Agent; provided however that such grace period shall not apply if such breach gives rise to any reasonable likelihood of the sale, forfeiture or other loss of any of the Collateral or the Aircraft or any interest therein;

(e)	Representations and Warranties. Any representation or warranty made by the Borrower or either Guarantor in any Operative Document or any document or certificate furnished by any such Obligor in connection therewith or pursuant thereto shall prove to have been incorrect or misleading at the time made, which, if capable of cure, is not cured within ***** after the Borrower or either Guarantor obtains knowledge thereof and to the extent such incorrect or misleading representation or warranty is materially adverse to the Security Trustee or any Lender;

(f)

Voluntary Bankruptcy. The commencement by the Borrower or either Guarantor of a voluntary case or winding up under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal, state or other bankruptcy, insolvency or other similar law in the United States or the Cayman Islands, or the consent by the Borrower or either Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee,

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

trustee, custodian, sequestrator (or other similar official) of the Borrower or either Guarantor or for all or substantially all of its property, or the making by the Borrower or either Guarantor of any assignment for the benefit of creditors of the Borrower or either Guarantor shall take any corporate action to authorize any of the foregoing (including, without limitation, by the passing of a shareholders’ resolution for its involuntary winding up) or to authorize a general payment moratorium;

(g)	Involuntary Bankruptcy. The commencement of an involuntary case, winding up or other proceeding in respect of the Borrower or either Guarantor under the federal, bankruptcy laws, as now or hereafter constituted, or any other applicable federal state or other bankruptcy, insolvency or other similar law in the United States or the Cayman Islands or seeking the appointment of a liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or either Guarantor for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding remains undismissed and unstayed for a period of *****, or an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Borrower or either Guarantor, a receiver, trustee or liquidator of the Borrower or either Guarantor, or for all or substantially all of its property, or sequestering of all or substantially all of the property of either Guarantor or the occurrence of such in respect of any property of the Borrower and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of *****, after the date of entry thereof;

(h)	Perfected Security Interest. The Security Trustee shall cease to hold a valid and perfected security interest in any of the Collateral (except with respect to Permitted Liens);

(i)	Breach of Assigned Purchase Agreements or Engine Agreement. The Borrower or either Guarantor breaches or repudiates or evidences an intention to repudiate the terms of either Assigned Purchase Agreement, the Assignment and Assumption Agreement, the servicing agent, either Engine Agreement, or either Airbus Purchase Agreement, as applicable, and such breach is not cured within *****;

(j)	Cross Defaults. For any reason, any Financial Indebtedness of either Guarantor (or any Financial Indebtedness which a Guarantor has agreed to guarantee) in an aggregate amount in excess of *****) (or its equivalent in other currencies as determined by the Security Trustee), is not paid when due nor within any originally applicable grace period, and such Financial Indebtedness is declared to be due and payable prior to its specified maturity as a result of an event of default or termination event (howsoever described);

(k)	Judgements: any judgement against a Guarantor for an amount equal to or in excess of ***** is not paid by the date required by the court, unless such judgment is appealable and is being contested in good faith and by appropriate proceedings by such Guarantor;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(l)	BFE Payments. The Borrower or any Guarantor shall have failed to make the payment of any amount in respect of BFE for each Aircraft in respect of which a Loan is then outstanding when due as described in to the Credit Agreement;

(m)	Servicing Agreement. An event occurs that entitles Frontier Airlines to terminate the Servicing Agreement pursuant to the Servicing Agreement;

(n)	Step-In Agreement. The occurrence of an Insolvency Event in respect of the Borrower or either Guarantor or a Step-In Event (as defined in the Step-In Agreement); and

(o)	Financial Covenants. Either Guarantor shall have failed to perform, observe or comply with, or caused to be performed, observed and complied with, any covenant or agreement to be performed, observed or complied with by it under the Guarantee in respect of financial covenants.

Selected Definitions

“Administration Agreement” means the administration agreement between the Borrower and the Parent dated on or about the date hereof.

“Advance” means each Purchase Price installment paid or payable by or on behalf of the Borrower in respect of each Aircraft in accordance with the terms of the Assigned Purchase Agreement which, for each Purchase Price Installment due on or after the Effective Date, is in the amount and payable on the date specified in the Credit Agreement.

“Airbus” means Airbus S.A.S., in its capacity as manufacturer of the Aircraft, and its successors and assigns.

“Aircraft” means each “Aircraft” identified as such for the purposes of the Credit Agreement.

“Airbus Purchase Agreement” means collectively the (i) A321-200 aircraft purchase agreement dated as of [ 🌑 ] between Airbus and Frontier Airlines, as amended and supplemented from time to time (but excluding any letter agreements entered into from time to time in relation thereto), to the extent related to such Aircraft and as the same may be further amended and supplemented from time to time and (ii) the A320neo aircraft purchase agreement dated as of September 30, 2011 between Airbus and Frontier Airlines, as amended and supplemented from time to time (but excluding any letter agreements entered into from time to time in relation thereto), to the extent related to such Aircraft and as the same may be further amended and supplemented from time to time.

“Assigned Purchase Agreement” means collectively, each Airbus Purchase Agreement as assigned and transferred to the Borrower and amended and restated in the terms set forth in the Assignment and Assumption Agreement.

“Assignment and Assumption Agreement” means each Assignment and Assumption Agreement entered into among Frontier Airlines, the Borrower and Airbus in respect of the assignment, in part, of an Airbus Purchase Agreement to the Borrower in respect of the Aircraft.

“Borrower” means Vertical Horizons, Inc., a Cayman Islands exempted company, and its successors and permitted assigns.

“Borrowing Date” means (a) the Effective Date and (b) each date on which an Advance is payable in respect of an Aircraft under the related Assigned Purchase Agreement.

“Business Day” means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in London England and New York City, provided that, if such day relates to the giving of notices or quotes in connection with LIBOR, Business Day shall mean a day on which commercial banks are required or authorized to stay open in London England only.

“Buyer Furnished Equipment” or “BFE” means those items of equipment which are identified in the specification of an Aircraft in the related Assigned Purchase Agreement as being furnished by the “Buyer” and are listed in the Credit Agreement.

“Collateral” means, collectively, (i) all of the collateral subject to the granting clause in the Mortgage and (ii) the all of the collateral subject to the Share Charge.

“Cost of Funds” means (i) for any “stub” Interest Period described in clause (x) of the definition of “LIBOR”, a percentage per annum that equals the cost of funds of each Lender for such Interest Period (as determined by the Facility Agent from cost-of-funds quotations provided by the Lenders, as certificated thereby), and (ii) with respect to any other Interest Period, a rate per annum equal to the Lender’s cost of funds for such Interest Period determined in accordance with the Credit Agreement and calculated on the basis of a year of 360 days and the actual number of days elapsed.

“Credit Agreement” means that certain Credit Agreement entered into or to be entered into, as the context may require, between the Borrower, the Lenders, the Facility Agent and the Security Trustee, as amended and supplemented from time to time.

“Delivery Date” means, for any Aircraft, the date on which such Aircraft is to be delivered by Airbus and accepted by Borrower or its permitted assignee under the Assigned Purchase Agreement.

“Effective Date” means the date of the first drawdown under the Credit Agreement.

“Engine Agreement” means each of the Engine Manufacturer consent agreements entered into or to be entered into as the context may require between the Engine Manufacturer, Frontier Airlines and the Security Trustee.

“Engine Manufacturer” means CFM International, Inc.

“Facility Agent” means Citibank N.A. in its capacity as Facility Agent under the Credit Agreement and any successor thereto in such capacity.

“Finance Parties” means together the Lenders, the Facility Agent and the Security Trustee (each a “Finance Party”).

“Financial Indebtedness” means any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease, lease purchase, installment sale, conditional sale, hire purchase or credit sale or other similar arrangement (whether in respect of aircraft, machinery, equipment, land or otherwise) entered into primarily as a method of raising finance or for financing the acquisition of the relevant asset;

(e)	payments under any lease with a term, including optional extension periods, if any, capable of exceeding two years (whether in respect of aircraft, machinery, equipment, land or otherwise) characterized or interpreted as an operating lease in accordance with the relevant accounting standards but either entered into primarily as a method of financing the acquisition of the asset leased or having a termination sum payable upon any termination of such lease;

‘(f)	any amount raised by receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis) including any bill discounting, factoring or documentary credit facilities;

(g)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(h)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(i)	obligations (whether or not conditional) arising from a commitment to purchase or repurchase shares or securities where such commitment is or was in respect of raising finance;

(j)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) through (j) above.

“Frontier Airlines” means Frontier Airlines, Inc..

“Frontier Holdings” means Frontier Airlines Holdings, Inc..

“Guarantee” means each Guarantee entered into concurrently with the execution and delivery of the Credit Agreement by a Guarantor in favor of the Security Trustee on account of the obligations of the Borrower.

“Guarantor” means each of Frontier Airlines and Frontier Holdings.

“Interest Payment Date” means the date falling ***** after the Effective Date and each such date which falls at ***** intervals thereafter, provided that, if any such date shall not be a Business Day, then the relevant Interest Payment Date shall be the next succeeding Business Day; provided, further, that no Interest Payment Date may extend past the Termination Date and the last Interest Payment Date shall be the Termination Date.

“Interest Period” means, in respect of a Loan (a) initially, the period commencing on the Effective Date or on the date that such Loan is made and ending on the first Interest Payment Date occurring thereafter, and (b) thereafter, the period commencing on the last day of the previous Interest Period and ending on the next Interest Payment Date or, if earlier, the first to occur of the Delivery Date of the Aircraft funded by such Loan and the Termination Date.

“Lender” means each Lender identified in the Credit Agreement and any assignee or transferee of such Lender.

“LIBOR” means, with respect to any Interest Period, a rate per annum equal to (x) for the first (if for a period of less than one month) Interest Period and for any Interest Period under the last two sentences of Clause 5.2(d) of the Credit Agreement, the rate certified by the Lenders as their Cost of Funds for such period and (y) otherwise, (i) the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate Reuters Screen LIBOR 01 Page for a period equal or comparable to such Interest Period as of 11:00 A.M. (London time) on the day two (2) London business days prior to the first day of such Interest Period, or (ii) if the Thomson Reuter’s Screen LIBOR 01 Page or LIBOR 02 Page is not available but no Market Disruption Event exists, the arithmetic mean of the offered rates (rounded upwards to the nearest 1/16th of one percent) as supplied to the Facility Agent at its request quoted by the principal London offices of Citibank, N.A., HSBC Bank plc and Barclays Bank pic (or such other banks as may from time to time be agreed by the Borrower and the Facility Agent) for deposits to leading banks in the London Interbank Market as of 11:00 A.M. (London time) on the day two (2) London business days prior to the first day of such Interest Period for a period equal or comparable to such Interest Period, and if, in any case, that rate is less than zero, LIBOR shall be deemed to be zero.

“Lien” means any mortgage, pledge, lien, claim, encumbrance, lease, security interest or other lien of any kind on property.

“Loan” in respect of any Advance means the borrowing made by the Borrower on the Borrowing Date with respect to such Advance from each Lender.

“Loan Certificates” means the loan certificates issued pursuant to the Credit Agreement and any such certificates issued in exchange or replacement therefor pursuant to the Credit Agreement.

“Market Disruption Event” means, for each Interest Period:

(a)	the Facility Agent (acting on the advice of the Lenders) determines (which determination shall be binding and conclusive on all parties) that, by reason of circumstances affecting the London interbank market or any other applicable financial market generally, adequate and reasonable means do not exist for ascertaining LIBOR for such Interest Period; or

(b)	one or more Lenders collectively holding at least 50% of the principal amount of the Loans advises the Facility Agent that (by reason of circumstances affecting the London interbank market or any other applicable financial market generally) LIBOR for such Interest Period will not adequately and fairly reflect the cost to such Lender of maintaining or funding its Loan for such Interest Period.

“Mortgage” means the Mortgage and Security Agreement A321/A320neo PDP entered into or to be entered into, as the context may require, between the Borrower, the Facility Agent and the Security Trustee.

“Obligor” means each of the Borrower, Frontier and Frontier Holdings.

“Operative Documents” means the Administration Agreement, the Credit Agreement, the Mortgage, the Loan Certificates, the Share Charge, the Guarantees, the Assigned Purchase Agreements, the Assignment and Assumption Agreement, the Step-In Agreement, the Engine Agreements, the Option Agreement, the Servicing Agreement, the Subordinated Loan Agreement, any fee letter and any amendments or supplements of any of the foregoing.

“Option Agreement” means the Option Agreement, dated as of the Effective Date, between Frontier Airlines and the Borrower.

“Parent” means Intertrust SPV (Cayman) Limited, a Cayman Islands company (as trustee of the Vertical Horizons, Ltd.).

“Permitted Lien” means any Lien permitted under the Credit Agreement.

“Purchase Price Installment” has the meaning given to the term Pre-Delivery Payment Amount in the Assigned Purchase Agreement.

“Security Trustee” means Bank of Utah, not in its individual capacity but solely as Security Trustee on behalf of the Facility Agent and the Lenders under the Credit Agreement, and any successor thereto in such capacity.

“Servicing Agreement” means the Servicing Agreement entered into or to be entered into, as the context may require, between the Borrower and Frontier Airlines.

“Share Charge” means the Share Charge entered into or to be entered into, as the context may require, among the Parent and the Security Trustee.

“Step-In Agreement” means the Step-In Agreement dated as of the Effective Date among the Borrower, as assignor, the Security Trustee, as assignee, and Airbus in the form specified in the Credit Agreement.

“Subordinated Loan Agreement” means the Subordinated Loan Agreement, dated as of the Effective Date, between Frontier Airlines and the Borrower and the subordinated promissory note dated the Effective Date, issued by the Borrower thereunder.

“Termination Date” means *****.

Execution page 1

Step-In Agreement

Airbus A320neo Aircraft / Airbus A321ceo Aircraft

Frontier / Citibank

The Buyer

Executed as a Deed by	)
Vertical Horizons, Ltd.	)
and signed by	) /s/ Otelia Scott
) Otelia Scott
being a person/persons who in	) Director
accordance with the laws	)
of the Cayman Islands is acting	)
under the authority of the company	)
in the presence of:

Name:	/s/ Shyvon Hydes
Address:	Shyvon Hydes
190 Elgin Avenue, George Town Grand Cayman KY 1-9005
Cayman Islands

The Security Trustee	)
)
Executed as a Deed by	)
Bank of Utah not in its individual	)
capacity but solely as Security Trustee	)
and signed by:	) /s/ Michael Hoggan
Vice President
its	)
being a person/persons who in	)
accordance with the laws of the State of	)
Utah is/are acting under the authority of	)
the company	)
in the presence of:	)
)

Name:	/s/ Brett R. King
Address:	Brett R. King 200 E. South Temple, Suite 210
Salt Lake City, UT 84111

Execution page 2

Step-In Agreement

Airbus A320neo Aircraft / Airbus A321ceo Aircraft

Frontier / Citibank

Airbus

Executed as a Deed by Airbus S.A.S.	)
and signed by	) /s/ Christophe Mourey Senior Vice President Contracts
)

its	)
being a person/persons who in	)
accordance with the laws	)
of France is/are	)
acting under the authority of the company	)
in the presence of:

Name:	/s/ [Authorized Signatory]
Address:`	[Address]